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Exhibit 2.1

                           ASSET PURCHASE AGREEMENT


THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into effective as of the 15th day of November, 1996, among United Payphone Services, Inc., a Nevada corporation ('SELLER'); Tru-Tel Communications, L.L.C., a Nevada limited liability company ('BUYER"); and Robert L. Hahn, Jan Hahn; Quaid Quadri; and Marcella Quadri (the "Guarantors').

      1.  PURCHASE AND SALE OF ASSETS AND ASSUMPTION OF LIABILITIES

          1.1. BUYER shall ,purchase from SELLER the assets described on Exhibit "A" attached hereto and made a part hereof (the " Purchased Assets'), which assets constitute all of the Assets necessary and appropriate to own and operate SELLER's payphones located in Phoenix and Tucson, Arizona; provided, however, that BUYER and SELLER expressly agree and acknowledge that the assets described on Exhibit "A-l' shall not be included in, or a part of, the Purchased Assets (the 'Excluded Assets").

          1.2. The effective date of the acquisition (the 'Closing Date') shall be November 15, 1996, and the closing shall be at BUYER's attorney's office in Las Vegas, Nevada on or before the Closing Date.

          1.3. BUYER shall pay SELLER in payment for the Purchased Assets $2,522,500.00 (the "Purchase Price'), payable as follows:

              A. $1,711,250 in cash payable on the Closing Date in immediately available funds to an account designated in writing by Seller to Buyer.

              B. A promissory note, in the form of Exhibit "B" attached hereto and made a part hereof (the "Note"), in the original principal amount of $811,250.00, bearing interest at the rate of 8% per annum, with monthly payments of $14,000.00 per month payable commencing February 15, 1997, and on the fifteenth (15th) day of each month thereafter until and including December 15, 2001, and then a final payment of all accrued and unpaid interest and the remaining unpaid principal balance shall be due and payable on January 15, 2002. All monthly payments shall be applied first to all then accrued and unpaid interest on the Note, and then to the outstanding principal balance of the Note.

           1.4. As collateral security for the Promissory Note, (i). Buyer shall execute and deliver to Seller a Security Agreement, in the form of Exhibit "C" attached hereto and made a part hereof (the 'Security Agreement') and (ii) Buyer shall cause the Guarantors to execute and deliver to Seller a Guaranty Agreement, in the form of Exhibit "D" attached hereto and made a part hereof. Seller expressly agrees and acknowledges that the liens granted to Seller by Buyer pursuant to the Security Agreement shall be subordinate to the liens granted to Buyer's senior secured lender, and that Seller shall be required to execute a Subordination Agreement with Buyer's senior secured lender on the terms and conditions mutually agreed to by Seller and such senior secured lender.

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           1.5.    This Agreement and the closing herein contemplated is
                   contingent upon BUYER acquiring the Purchased Assets free and clear of all liens, encumbrances, and other claims.

           1.6. On the Closing Date, SELLER shall execute and deliver to BUYER (i) a Bill of Sale, in the form of Exhibit "E' attached hereto and made a part hereof (the 'Bill of Sale'), under the terms of which SELLER shall sell, grant, convey, assign, transfer and deliver the Purchased Assets to BUYER, and (ii) such other bills of sale, deeds, instruments of assignment and other appropriate documents as may be reasonably requested by BUYER in order to carry out the intentions and purposes of this Agreement.

           1.7. It is expressly agreed and understood that SELLER shall be solely responsible for all liabilities and obligations, of any kind or nature whatsoever, incurred by SELLER arising from or related to the Purchased Assets on or before the Closing Date, including, but not limited to, all property commissions, sales commissions, modem line charges, billing charges, long distance services charges, bad debt charges, claims for adjustments, lease payments, taxes and maintenance expenses ("SELLER Liabilities"). In the event that BUYER elects, at its sole option, to pay any of the SELLER Liabilities which are then past due and remain unpaid, SELLER shall, within seven (7) business days following written notice from BUYER, reimburse BUYER for any amounts paid by BUYER on the SELLER Liabilities. If not paid within seven
                   (7) business days, BUYER, at its sole option, may (i) exercise all of BUYER's legal rights to recover such unpaid amount from SELLER, or (ii) deduct such amount from the next maturing monthly payment(s) on the Note.

          1.8. On the Closing Date, BUYER shall assume all of SELLER's right, title and interest in, to and under those certain (i) Location Agreements listed on Exhibit 'F' attached hereto and made a part hereof (the 'Contracts") which Contracts are a part of the Purchased Assets and (ii) the real property leases for the Phoenix and Tucson, Arizona offices (it being expressly agreed and understood that the consent by the landlords to the assignment by BUYER of these leases, or alternatively, negotiate and execution of new leases, and the release by SELLER from these leases is an express condition precedent to the effectiveness of this Agreement). BUYER shall not assume any of the SELLER Liabilities; however, BUYER shall assume all liabilities and obligations incurred after the Closing Date with respect to the Purchased Assets.

          1.9. Except as expressly provided in Section 1. 8 hereof, BUYER is not assuming, and shall not be deemed to have assumed, any liabilities or obligations of SELLER or any kind or nature whatsoever, including, but not limited to, any obligation or liability of SELLER arising out of any action, suit or p roceeding based upon an event occurring or a claim arising
                   (x) prior to the Closing Date or (y) after the Closing Date in the case of claims in respect of services rendered by SELLER prior to the Closing Date and attributable to acts performed or omitted by SELLER prior to the Closing Date.

          1.10. SELLER warrants to BUYER that all of the pay telephones, which are a part of the Purchased Assets (the 'SELLER Equipment'), will be in good working order on the Closing Date.

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       2.       SELLER REPRESENTATIONS AND WARRANTIES.  SELLER represents and warrants to BUYER as follows-

            2.1. SELLER has good and marketable title to all of the Purchased Assets and none of such properties or assets is subject to any security interests, mortgages, encumbrances, liens or charges of any kind or character, except for the liens granted by BUYER to SELLER and by BUYER to SELLER's senior secured lender.

            2.2. SELLER is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. SELLER has all requisite corporate power and authority to own its properties and carry on their business as now conducted. SELLER is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which SELLER is a party or is subject, and SELLER is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject.

            2.3. SELLER is not in default under any contract which is a part of the Purchased Assets, including, but not limited to the Contracts, nor has any event occurred which, after the giving of notice or the passage of time or both, would constitute a default under any such Contracts. SELLER has no reason to believe that the parties to such Contracts will not fulfill their obligations under such Contracts in all material respects. The transfer, sale and assignment of the Contracts to BUYER from SELLER does not require the written or oral consent or approval of any of the other parties to the Contracts.

            2.4. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of SELLER enforceable in accordance with their terms.
                        The consummation. of the transactions contemplated hereby does not require the consent of any third party, other than the consent in writing of the shareholders holding a majority in interest of the common stock of SELLER which must be obtained as a condition precedent to the effectiveness of this Agreement, will not result in the material breach of any term or provision of, or constitute a default under, the Contracts, any order, judgment, injunction, decree, indenture, mortgage, lease, lien, other agreement or instrument to which SELLER is a party or by which it's bound, and will not violate or conflict with any provision of the by-laws or articles of incorporation of SELLER.

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             2.5.       The execution and delivery of this Agreement and all
                        agreements and documents contemplated hereby by SELLER, and the consummation by it of the transaction contemplated hereby, have been duly authorized by all requisite corporate action. Attached hereto as Exhibit "G' is a certificate of an executive officer of SELLER certifying to (i) the incumbency and authority of the officers executing this Agreement to do so; and (ii) that this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action.

              2.6. SELLER has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of SELLER or BUYER to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and SELLER is not aware of any claim or basis for any claim. for payment of any finder's fees, brokerage or agent's commissions or other payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

             2.7. There were at least 885 pay phones installed and in operation as of the close of business on November 1, 1996 and there were at least 80 phones in inventory held at SELLER's offices in Tucson and Phoenix, Arizona. The average life on the Contracts as of November 1, 1996 was at least 42 months.

            2.8. The SELLER has duly and timely filed all federal, state and local tax returns required to be filed by it on or before the Closing Date, and all such Tax Returns are, or will be by November 1, 1996, complete and correct in all material respects. There are no liens, claims or encumbrances for any federal, state or local taxes upon any of the Purchased Assets, except for statutory liens for current Taxes not yet due.

           2.9. No representation or warranty by SELLER in this Article 2 or in any other Article or Section of this Agreement, or in any certificate or other document furnished or to be furnished by SELLER pursuant hereto, contains or will contain any untrue statement of a material fact or omits, or will omit to state a material fact necessary to make the statements contained therein not misleading.

      3.        REPRESENTATIONS AND WARRANTIES OF BUYER AND GUARANTORS.
                BUYER and the Guarantors represent and warrant to SELLER as follows:

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           3.1.     BUYER is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. BUYER has all requisite corporate power and authority to own its properties and carry on its business as now conducted. BUYER is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which BUYER is a party or is subject, and BUYER is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject.

           3.2. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of BUYER enforceable in accordance with their terms. The consummation of the transactions contemplated hereby does not require the consent of any third party not obtained, will not result in the material breach of any term or provision of, or constitute a default under, any order, judgment, injunction, decree, indenture, mortgage, lease, lien, other agreement or instrument to which BUYER is a party or by which it is bound, and will not violate or conflict with any provision of the by-laws or articles of incorporation of BUYER.

            3.3. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by BUYER, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action.

            3.4. BUYER has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of SELLER or BUYER to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and BUYER is not aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

            3.5. No representation or warranty by BUYER in this Article 3 or in any other Article or Section of this Agreement, or in any certificate or other document furnished or to be furnished by BUYER pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

      4.  OTHER COVENANTS AND AGREEMENTS.

            4.1.    Upon the terms and subject to the conditions set forth in
                    section 4.4 hereof and this Section 4.1, SELLER agrees to indemnify and hold BUYER harmless against, and will reimburse BUYER on demand for, any payment, loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefor) made or incurred by or asserted against BUYER after the Closing Date in respect of-

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                    (i)     the SELLER Liabilities; or

                    (ii) any material omission, misrepresentation, breach of warranty, or nonfulfillment of any term, provision, covenant or agreement on the part of SELLER contained in this Agreement, or from any material misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to BUYER pursuant to this Agreement; or

                   (iii) any other costs, liabilities or expenses incurred by SELLER prior to the Closing Date.

        4.2.       Upon the terms and subject to the conditions set forth in
                   Section 4.4 hereof and this Section 4.2, BUYER agrees to indemnify and hold SELLER harmless against, and will reimburse SELLER on demand for, any payment, loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefore made or incurred by or asserted against SELLER at any time after the Closing Date in respect of-

                   (i) any material omission, misrepresentation, breach of warranty, or nonfulfillment of any term, provision, covenant or agreement on the part of BUYER contained in this Agreement, or from any material misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to SELLER pursuant to this Agreement; or

                  (ii) any costs, liabilities or expenses incurred by BUYER with respect to the Purchased Assets on or after the Closing Date.

        4.3.      Upon the terms and subject to the conditions set forth in
                  Section 4.4 hereof and this Section 4.3, SELLER agrees to indemnify and hold BUYER harmless against, and will reimburse BUYER on demand for any and all tax deficiencies on the Purchased Assets, arising from or related to SELLER's operation or ownership of the pay telephones prior to the Closing Date (but excluding any sales taxes, if any, arising from the sale or transfer of the Purchased Assets pursuant to this Agreement) in respect of federal, state, local and foreign sales, use, income or franchise tax or taxes based on or measured by income, including any interest or penalties thereon and legal fees and expenses related hereto.
                  The indemnity provided for in this Section 4.3 shall be independent of and in addition to any other indemnity provision of this Agreement and, anything in this Agreement to the contrary notwithstanding, shall survive until the expiration of the applicable statutes of limitation for the taxes referred to herein.

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    4.4.          With respect to any actual or potential claim, any written demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters (a "Claim") against which a party hereto is indemnified (the 'Indemnified Party') by the other party (the "Indemnifying Party") under Section 4.1, 4.2 or 4.3 hereof:

                 (i Promptly after the Indemnified Party first receives written documents pertaining to the Claim, or if such Claim does not involve a third party Claim (a 'Third Party Claim') promptly after the Indemnified Party first has actual knowledge of such Claim, the Indemnified Party shall give notice to the Indemnifying Party of such Claim in reasonable detail and stating the amount involved, if known, together with copies of any such written documents.

                 (ii) The Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to any Claim if (i) the Indemnified Party fails to give the notice with respect thereto in accordance with Section 4.4(i) hereof, or (ii) the notice with respect thereto is not given on or before the fifth (5th) anniversary of the Closing Date except as otherwise specifically provided in this Agreement).

                 (iii) If the Claim involves a Third Party Claim, then the
                       Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party's reasonable judgment a conflict of interest may exist between the Indmnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party,
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                       in which event the Indemnifying Party shall be obligated
                       to pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party may elect, at any time and at the Indemnified Party's sole cost, expense and ultimate liability, regardless of the outcome, and through counsel of its choice, to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim. If the Indemnified Party so elects (for reasons other than the Indemnifying Party's failure or refusal to provide a defense to such Third Party Claim), then the Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to such Third Party Claim, but such disposition will be without prejudice to any other right the Indemnified Party may have to indemnification under
                       Section 4.1, 4.2 or 4.3 hereof, regardless of the outcome of such Third Party Claim. If the Indemnifying Party fails or refuses to provide a defense to any Third Party Claim, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, through counsel of its choice, on behalf of and for the account and at the risk of the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the costs, expenses and attorney's fees incurred by the Indemnified Party in connection with such Third Party Claim. In any event, BUYER and SELLER shall fully cooperate with each other and their respective counsel in connection with any such litigation, defense, settlement or other attempted resolution.

          4.5. SELLER shall be responsible for and shall pay all costs, liabilities and other obligations incurred by SELLER in connection with the performance of and compliance with all transactions, agreements and conditions contained in this Agreement to be performed or complied with by SELLER, including legal and accounting fees. BUYER shall be responsible for and shall pay all costs, liabilities and other obligations incurred by BUYER in connection with the performance and compliance with all transactions, agreements and conditions contained in this Agreement to be performed or complied with by BUYER, including legal and accounting fees.

     5. Restrictive Covenants.

          5.1.    Upon the terms and subject to the conditions set forth in this
                  Section 5.1, SELLER covenants and agrees, as a material consideration running to BUYER for BUYER's payments hereunder, that for a period of three (3) years following the Closing Date, SELLER will neither permit its name to be used by nor engage in or carry on, directly or indirectly, either for itself or as a member of a partnership or as a stockholder, corporation (other than BUYER or a subsidiary or affiliate of BUYER) or as an employee, agent, associate or consultant of (other than BUYER or a subsidiary or affiliate of BUYER), any business of any kind or nature whatsoever which operates public or private payphones within the State of Arizona. In addition, SELLER shall not install or maintain any pay phone equipment, or provide any polling, rating, billing, collection, validation or other services to any of the parties to the Contracts or to any entity, other than BUYER.

            5.2. The term of the covenants contained in Section 5.1 hereof shall be tolled for the period commencing on the date any successful action is filed for injunctive relief or damages arising out of a breach by SELLER of Section 5.1 hereof and end upon final adjudication (including appeals) of such action.

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           5.3.   If, in any judicial proceeding, the court shall refuse to
                  enforce all of the separate covenants contained in Section 5.1 hereof because the time limit is too long, it is expressly understood and agreed between the parties hereto that for purposes of such proceeding such time limitation shall be deemed reduced to the extent necessary to permit enforcement of such covenants. If, in any judicial proceeding, the court shall refuse to enforce all of the separate covenants contained in Section 5.1 hereof because it is more extensive (whether as to geographic area, scope of business or otherwise) than necessary to protect the business and goodwill of BUYER, it is expressly understood and agreed between the parties hereto that for purposes of such proceeding the geographic area, scope of business or. other aspect shall be deemed reduced to the extent necessary to permit enforcement of such covenants.

            5.4. SELLER acknowledges that a breach of Section 5.1 hereof would cause irreparable damage to BUYER, and in the event of such SELLER's actual or threatened breach of the provisions of
                  Section 5.1 hereof, BUYER shall be entitled to a temporary restraining order and an injunction restraining SELLER from breaching such covenants without the necessity of posting bond or proving irreparable harm, such being conclusively admitted by SELLER. Nothing shall be construed as prohibiting BUYER from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from SELLER. SELLER acknowledges that the restrictions set forth in this Agreement are reasonable in scope and duration, given the nature of the business of BUYER.

            5.5. In the event that SELLER has not performed or is not performing its obligations under this Agreement, or in the event that the failure of any representation, warranty or covenant made by SELLER to BUYER in accordance with this Agreement results in any damage or loss to BUYER for which BUYER would be entitled to recover under this Agreement, BUYER, at its sole option, may give written notice of same to SELLER and (i) exercise all of BUYER's legal rights to recover such unpaid amount from SELLER, (ii) deduct such amount from the next maturing monthly payment(s) on the Note.

            5.6. The parties hereto shall cooperate or cause the Company to cooperate with the other parties hereto after closing to effectuate the purposes hereof.

       6. MISCELLANEOUS PROVISIONS.

            6.1. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:

                   If to BUYER:          Tru-Tel Communications, LLC
                                         6221 Carl Avenue
                                         Las Vegas, NV 89108
                                         Attn: President

                  If to SELLER:          United Payphone Services, Inc.
                                         c\o Lisowski Law Firm Chtd.
                                         1771 E. Flamingo R. #115-B
                                         Las Vegas, NV 89119

       (or to such other address as any party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

       6.2. The parties hereto will at any time, and from time to time after the Closing Date, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to carry out the intent of this Agreement, and to transfer and vest title to any of the Purchased Assets being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the Purchased Assets assigned, transferred and conveyed pursuant to this Agreement; provided, however, this Agreement shall be effective regardless of whether any such additional documents are executed.

       6.3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

       6.4. This Agreement, together with the Exhibits, Schedules and other documents contemplated hereby, constitute the final written expression of all of the agreements between the parties, and is a complete and exclusive statement of those terms. It supersedes all understandings and negotiations concerning the matters specified herein. Any representations, promises, warranties or statements made by either party that differ in any such way from the terms of this written Agreement and the Exhibits, Schedudules and other documents contemplated hereby, shall be given no force or effect. The parties specifically represent, each to each other, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties.

       6.5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA. THE PARTIES AGREE THAT ANY DISPUTE WITH REGARD TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE STATE COURTS OF CLARK COUNTY, NEVADA.

       6.6. All of the terms, conditions, warranties and representations contained in this Agreement shall survive, in accordance with their terms, delivery by BUYER of the consideration to be given by it hereunder and delivery by SELLER of the consideration to be given by it hereunder, and shall survive the execution hereof and the Closing hereunder.

       6.7. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

       6.8. Either BUYER or SELLER may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (iv) waive performance of any of the obligation of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

       6.9. All Exhibits and Schedules attached hereto are by this reference incorporated herein and made a part thereof for all purposes as if fully set forth herein.

       6.10. If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

        6.11. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the parties hereto.

        6.12. The parties each agree that they will not make any disclosures of the terms of this letter of intent, or of the transactions contemplated hereby, to any party, other than disclosures required to obtain any approvals for the transactions contemplated hereby, to those professional advisors who have a need to know or any other disclosure that may be required by applicable law in which case the disclosing party shall provide the other party a copy of such release or disclosure prior to its public dissemination.

                    SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT


BUYER:                                             SELLER:
TRU-TEL COMMUNICATIONS, LLC                        UNITED PAYPHONE SERVICES,
INC.



BY:                                                 BY:
      Quaid Quadri, President                          David Westfere, President


                                 GUARANTORS:




        Robert L. Hahn                                  Jan Hahn




        Quaid Quadri                                    Marcella Quadri

                                    EXHIBIT "A"
                          DESCRIPTION OF PURCHASED ASSETS

        1. All pay telephones, booths, enclosures, pedestals, signage, wiring and other personal property on location throughout Arizona, including, without limitation, all such personal property located at the locations listed on Exhibit 'F" attached hereto and made a part hereof.

        2. All inventory of SELLER, including, without limitation, all pay telephones, enclosures, booths, pedestals, handsets, coin mechanisms, signage and all other spare parts utilized in SELLER's pay telephone business. A list of the inventory is attached hereto as Exhibit A-2 and made a part hereof.

        3. All of SELLER's service and other motor vehicles, as more specifically described on Exhibit A-3 attached hereto and made a part hereof.

        4. All of SELLER's rights in and to the written and oral contracts, arrangements, understandings, licenses and privileges with locations relating to the past, present or future installation, servicing and/or operation of pay telephones by SELLER, which location agreements are more particularly described on Exhibit "F" attached hereto and made a part hereof.

        5. All customer lists related to SELLER's business, including, without limitation, the customer lists attached hereto as Exhibit A-4 and/or Exhibit "F".

        6. All of SELLER's rights as Tenant under the real property leases for the office leases in Tucson and Phoenix, Arizona, subject to the Landlord's written consent (which consent is a condition precedent to the effectiveness of this Agreement as provided for in Section 1.8).

        7. A list of such personal property is attached hereto as Exhibit A-5. All software, firmware, hardware or other intellectual property rights, unless expressly excluded on Exhibit "A-1".

        8. All licenses, permits, consents and certificates of any regulatory, administrative or other governmental agency or body issued to or held by SELLER necessary or incidental to the conduct of SELLER's pay telephone business (to the extent that any of the same are transferrable).

                                   EXHIBIT "A-1"
                                  EXCLUDED ASSETS

        1. All bank accounts of SELLER and all cash is such bank accounts as of the Closing Date.

        2.      All accounts receivable of the SELLER, if any, as of the Closing
                Date.

        3.      All of SELLER's pre-paid items and deposits listed on Exhibit
                A-6.

        4. All federal and state income, sales or other tax refunds relating to the period on or prior to the Closing Date.

        5.      The personal property listed on Exhibit A-7.

        6. All books, records and files related to SELLER prior to the Closing Date; provided, however, that for a period of eighteen
                (18) months following the Closing Date that all commission reports, telephone bills, long distance bills, coin collection reports, operator services reports and other financial records related to the locations shall be maintained in Maricopa County, Arizona, and SELLER and BUYER shall each be given access to such records during normal business hours.

        7.     The corporate name "United Payphones Services, Inc."

                                        EXHIBIT "A-2"
                                       INVENTORY LIST

                                         EXHIBIT A2
                                    WAREHOUSE INVENTORY
PHOENIX:
400     SPARE COIN BOXES
28   GTE BOARDS (GOOD)
375  GTE BOARDS (TO BE TESTED)
130  TRIGGER SWITCHES
110  GOOD COIN MECHS
45      BAD COIN MECHS
36      HOPPERS
60   12 VOLT RELAYS
25   BAD 12 VOLT RELAYS
46   GOOD TRANSFORMERS
140  DIAL PADS
45   HOOKSWITCH ASSEMBLIES
100  HANDSETS
28   VOLUME CONTROL BUTTONS
25      WINKS
44      POWER CONTROLLERS
36   MODEMS
60   NEW COIN BOX LIDS
8    PROGRAMMING PADS
30   COIN BOX SPRINGS
20   CRADLES
81   GTE PAYPHONES
2    GOLD GTE PAYPHONES
1    WHITE GTE PAYPHONE
5    INTELLICALL PHONES
52   UPPERHOUSINGS
3    CHARGE-A-CALL PHONES
7    TMR WALL MOUNTS (BRONZE)
5    BACKBOARDS
2    BLUE 115 SHORT BOOTHS
48   BLUE TMR BOOTHS
23   BENNER NAWMAN 7500 BOOTHS
1    SUPERMAN BOOTHS
7    TMR WALL MOUNTS (BLUE)
15   OAK INDOOR BOOTHS
2    90 L SS 48 BOOTHS
12   ADCO 90S BOOTHS
2    120 BOOTHS (ADCO)
32      858 BOOTHS
--------------------------------------------------------------

   TUCSON:
2    BENNER NAWKAN
8    20/20 BOOTHS
11   TMR BOOTHS (BRONZE)

9    ADCO 107 BOOTHS
4       858 BOOTHS
4       ADCO 120 BOOTHS
3       INTELLICAL PHONES
7       OAK INDOOR BOOTHS
11      GTE PAYPHONES
30      COIN MECHS
9       12 VOLT RELAYS
5       TRANSFORMERS
15      TRIGGER SWITCHES
8       VOLUME CONTROL BUTTONS

                                  EXHIBIT "A-3"
                                 MOTOR VEHICLES

                                  EXHIBIT "A-3"
                                 MOTOR VEHICLES
YEAR MAKE       MODEL            VIN                      C1TY    ID
                                                          HOUSED  #


1988 CHEVROLET UTILM TRUCK    1GEHR34KGJJI34016    TEMPE     02
1988 CHEVROLET  ASTRO VAN       1GCDM15Z9JB232945        TEMPE     03
1987 CHEVROLET  ASTRO VAN       1GCDMISZ6HBIG2900        TEMPE     04
1989 GMC        SAFARI VAN      1GTCM15Z5KB515856        TEMPE     05
1985 CHEVROLET  S-10  PICKUP    1GCCSl4B6F2271389        TUCSON    06
1985 CHEVROLET  S-10  PICKUP    1GCCS14B3F8198477        TUCSON    08
1984 CHEVROLET  S-10  PICKUP    1GCCS14B2E8lO5O26        TUCSON    09
1982 CHEVROLET  S-10  PICKUP    1GCCS14BIC2118740        TUCSON    10
1982 CHEVROLET  S-10  PICKUP    1GCCS14BOC2110208        TUCSON    11
1989 CHEVROLET  ASTRO VAN       1GCCMISZ5KB208039        TEMPE     12
1984 CHEVROLET  S-10 PICKUP     1GCCS14ESE8249914        TEMPE     13
1986 CHEVROLET  ASTRO VAN       1GCCM15Z4GE116475        TEMPE     14
1985 CHEVROLET  ASTRO VAN       1GCCM15NOFB104819        TEMPE     15

                                   EXHIBIT "A-4"
                               CUSTOMER LISTS

        Page No.1
     11/08/96
                          UNITED PAYPHONE SERVICES, INC.
                           CUSTOMER NAME & ADDRESS LIST

                              PHOENIX, ARIZONA

TELEPHONE LOCATION       ADDRESS            CITY               INSTALL
NUMBER                                                                    DATE

235-9895    15TH AVENUE      1420 W INDIAN SCHOOL RD    PHOENIX        02/03/95
            LAUNDROMAT
912-9974    32ND STREET      2301 N 32ND ST             PHOENIX        01/22/94
            LAUNDROMAT
 553-9939   32ND STREET      2301 N 32ND ST             PHOENIX        08/05/94
            LAUNDROMAT
 304-9843   7TH STREET       698 E SOUTHERN AVE         PHOENIX        07/06/95
            BEAUTY SUPPLY
 944-6040   7TH STREET EXXON 8722 N 7TH ST              PHOENIX        12/29/93

263-9940    A-1 LIQUORS       901 E INDIAN SCHOOL RD    PHOENIX        08/03/93

263-9862    AHO ALS #3         5101 N 16TH ST           PHOENIX        04/19/95
392-0087    AIRPORT
            BUSINESS PARK      2328 E VAN BUREN         PHOENIX        09/08/92

396-3566   APACHE SQUARE       6750 E MAIN ST           MESA           02/27/90
           (DONUT)
780-9907   APSM/JIT            2140 W PINNACLE PEAK RD  PHOENIX        02/14/95
780-9910   APSM/JIT            2140 W PINNACLE PEAK RD  PHOENIX        02/14/95
412-3488   ARBY'S              5760 W PEORIA AVE        GLENDALE       05/07/93
438-1501   ARBY'S              2755 W SOUTHERN AVE      TEMPE          06/21/93
249-9360   ARBY'S              1739 W GLENDALE          PHOENIX        06/25/93
873-4233   ARBY'S              7616 W INDIAN SCHOOL RD  PHOENIX        06/25/93
494-3925   ARBY'S              12440 N TATUM BLVD       PHOENIX        10/11/93
268-9878   ARBY'S              119 E BASELINE RD        PHOENIX        11/22/93
779-9809   ARBY'S              1800 S MILTON, STE P     FLAGSTAFF      09/14/94
526-9767   ARBY'S              3666 E RT 66             FLAGSTAFF      09/15/94
837-9970   ARBY'S              17224 E SHEA BLVD        FOUNTAIN       09/17/94
                                                        HILLS
837-9971   ARBY'S              17224 E SHEA BLVD        FOUNTAIN       09/17/94
                                                        HILLS
439-9333   ARBY'S              5920 W BELL RD           GLENDALE       12/22/94
759-8882   ARBY'S              4111 E CHANDLER BLVD     PHOENIX        04/06/95
684-9854   ARBY'S              515 E WICKENBURG WAY     WICKENBURG     05/16/95
982-9717   ARBY'S              2323 APACHE TRAIL        APACHE         05/17/95
                                                        JUNCTION
971-9956   ARBY'S              17031 N TATUM            PHOENIX        09/01/95
835-8024   ARBY'S              603 E MAIN ST            MESA           03/15/96
893-9811   ARBY'S              9954 S RURAL RD          PHOENIX        05/28/96
807-9219   ARBY'S #1261        6740 E MAIN ST           MESA           03/30/95
262-5436   ARBYS               2402 W THOMAS            PHOENIX
243-5501   ARC THRIFT TOWN     5610 S CENTRAL           PHOENIX        09/24/90
282-8111   ARTISAN'S GUILD     1420 W HWY 89A           SEDONA         03/07/95
282-8112   ARTISAN'S GUILD     1420 W HWY 89A           SEDONA         03/07/95
249-9467   ASTRO AUTOMOTIVE    6814 N 19TH AVE          PHOENIX        11/01/94
262-9856   B & R LIQUORS       1020 S 19TH AVE          PHOENIX        02/28/95
504-9935   BELL RD & 1-17      2446 W BELL RD           PHOENIX        09/29/94
           EXXON
504-9936   BELL RD & I-17      2446 W BELL RD           PHOENIX        09/29/94
           EXXON

          Page No.        2
          11/08/96
                        UNITED PAYPHONE SERVICES, INC.
                         CUSTOMER NAME & ADDRESS LIST

                              PHOENIX, ARIZONA

 TELEPHONE       LOCATION        ADDRESS                 CITY            INSTALL
 NUMBER                                                                    DATE

439-9680        BELLAIR GOLF    17233 N 45TH AVE        GLENDALE        01/26/95
          COURSE, INC.
835-8079        BELLVIEW PALMS  547 S BELLVIEW          MESA            11/09/94
771-2588        BENNETT EXXON   810 E SHELDON           PRESCOTT        11/05/93
772-9597        BENNETT OIL     7055 E 2ND ST           PRESCOTT        09/15/95
                                                        VALLEY
269-9906        BEST TIRE CO.   2300 N 35TH AVE         PHOENIX         05/22/93
807-8840        BEST WESTERN    1342 S POWER RD         MESA            06/28/94
278-9848        BLUE PALM       2801 W VAN BUREN        PHOENIX         09/27/94
          TRAILER COURT
834-8887        BROADWAY &      1959 E BROADWAY         MESA            03/08/95
          GILBERT EXXON
834-8889        BROADWAY &      1959 E BROADWAY         MESA            03/08/95
          GILBERT EXXON
262-5425        BUFFALO BROWNS  701 W MCI)OWELL         PHOENIX         11/17/94
962-7133        BURGER  KING    1242 W UNIVERSITY       MESA            07/20/92
967-5307        BURGER  KING    2019 S McCLINTOCK       TEMPE           07/20/92
772-9980        BURGER  KING    7760 E HWY 69           PRESCOTT        08/09/93
                                                        VALLEY
776-1391        BURGER  KING    1122 IRON SPRINGS RD    PRESCOTT        08/10/93
639-1205        BURGER  KING    1952 E MAIN ST          COTTONWOOD      08/14/93
895-8369        BURGER  KING    9668 E RIGGS RD         SUN LAKES       07/19/96
736-9965        BURGER  KING    5 E SOUTHERN AVE        TEMPE
978-4562        BURGER  KING    3549 W BELL RD          PHOENIX         11/09/95
          #3078
968-0243        BURGER  KING    25 W UNIVERSITY         TEMPE           03/11/93
          #7769
759-8855        BURGER  KING    3945 E CHANDLER BLVD    PHOENIX         03/02/95
          #8787
837-9976        BURGER  KING    13725 N FTN HILLS BLVD  FOUNTAIN        03/16/95
                #8850                                   HILLS
807-9229        BURGER  KING    6820 E SUPERSTITION SPR MESA
                #8914
561-9936        BURGER  KING    20197 N 67TH AVE        GLENDALE        10/05/95
          #9242
681-9952        BURGER  KING    3164 E MCDOWELL RD      PHOENIX         09/22/95
          #9258
460-9882        BURGER  KING    1402 E CHANDLER BLVD    PHOENIX         09/28/95
                #9316
961-9812        BURGER  KING    4969 W RAY RD           CHANDLER        01/27/96
          #9638
276-9920        BURGER  KING    665 E BASELINE          PHOENIX         09/25/96
          #9867
484-9850        BURGER SHOPPE#2 151 N 27TH AVE          PHOENIX         09/09/94

932-9747        BYRDS MOBIL HOME 249 W MAIN             AVONDALE        01/20/95
          PARK
978-9003        CACTUS EXXON    3502 W CACTUS           PHOENIX         12/27/95

        Page No. 3
     11/08/96
                       UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                          PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                  CITY            INSTALL
NUMBER                                                                   DATE

978-9919        CACTUS EXXON    3502 W CACTUS            PHOENIX       12/27/95
567-3415        CAMP VERDE EXXON494 MAIN ST              CAMP VERDE    11/04/93
566-9710        CAMPBELL        9098 W PINNACLE PEAK RD  PEORIA        11/02/96
          MERCANTILE
566-9711        CAMPBELL        9098 W PINNACLE PEAK RD  PEORIA        11/02/96
          MERCANTILE
846-1717        CANTON DRAGON   7307 W INDIAN SCHOOL     PHOENIX       12/13/90
864-9955        CARL'S  JR.     2444 W NORTHERN          PHOENIX       03/08/94
912-9982        CARL'S  JR.     2342 E THOMAS RD         PHOENIX       03/15/94
352-8953        CARL'S  JR.     1202 N 51ST AVE          PHOENIX       03/16/94
352-8952        CARL'S  JR.     1202 N 5IST AVE          PHOENIX       03/16/94
352-8951        CARL'S  JR.     2750 W THOMAS RD         PHOENIX       03/17/94
779-9806        CARL'S  JR.     1400 S MILTON RD         FLAGSTAFF     09/14/94
778-7833        CARL'S  JR.     555 MILLER VALLEY RD     PRESCOTT      09/07/94
878-8715        CARL'S  JR.#7067 8701 GRAND AVE          PEORIA        01/03/94
942-9479        CARL'S  JR.#7081 3470 W BELL RD          PHOENIX       01/04/90
482-2014        CARL'S  JR.#7091 2343 E BELL RD          PHOENIX       12/31/93
681-9914        CARL'S  JR.#7092 10 N 24TH ST            PHOENIX       12/20/93
494-7576        CARL'S  JR.#7093 4506 E CACTUS RD        PHOENIX       01/14/94
978-9781        CARL'S  JR.#7094 5105 W THUNDERBIRD      GLENDALE      01/05/94
944-6126        CARL'S  JR.#7095 9802 N  7TH ST          PHOENIX       01/13/93
990-9983        CARL'S  JR.#7096 3380 N  HAYDEN RD       SCOTTSDALE    12/31/93
978-9779        CARL'S  JR.#7098 3550 W  PEORIA          PHOENIX       01/06/94
963-9374        CARL'S  JR.#825  1972 N ALMA SCHOOL RD   CHANDLER      04/08/94
835-8113        CARL'S  JR.#828  1440 W  SOUTHERN AVE    MESA          04/04/94
833-8653        CARL'S  JR.#828  1440 W  SOUTHERN AVE    MESA          07/31/94
838-8091        CARL'S  JR.#829  1519 W  BASELINE RD     GUADALUPE     04/06/94
832-9869        CARL'S  JR.#830  1129 N  HIGLEY RD       MESA          04/05/94
269-8221        CARNICERIA EL    3205 W MCDOWELL RD      PHOENIX       08/14/90
          CAMINO
284-9980        CASTLE ROCK      6486 HWY 179            SEDONA        02/27/95
          PLAZA
284-9986        CASTLE ROCK      6446 HWY 179            SEDONA        05/30/95
                PLAZA
263-9941        CELEBRITY DRY    3453 N 16TH STREET      PHOENIX       08/06/93
          CLEANERS
474-9877        CHARLESTON MOTOR 302 S BEELINE HWY       PAYSON        02/06/95
                INN
484-7044        CHARLIE'S PLACE  5105 W THOMAS RD        PHOENIX       10/29/90
804-9838        CHICAGIES        825 W UNIVERSITY        TEMPE         03/02/95
970-9699        CHICAGO SPORTS   2730 N  SCOTTSDALE RD   SCOTTSDALE    10/25/96
                BAR
254-2359        CHICO'S PLACE    1608 S  7TH AVE         PHOENIX       09/08/92
970-9680        CHINA GATE       7820 E  MCDOWELL        SCOTTSDALE    09/11/96
435-8024        CHURCH'S CHICKEN 5505 W  GLENDALE        GLENDALE      08/03/94
846-8877        CHURCH'S CHICKEN 5901 W  CAMELBACK       PHOENIX       10/16/96
253-9894        CHURCH'S CHICKEN 720 NW  GRAND           PHOENIX       10/29/93
                #1047

     Page No.  4
     11/08/96
                       UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                             PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                  CITY         INSTALL
NUMBER                                                                DATE

835-8036        CHURCH'S CHICKEN 1151 S COUNTRY CLUB DR  MESA       12/03/93
          #373
278-9053        CHURCH'S CHICKEN 4296 W THOMAS RD        PHOENIX    10/13/93
                #670
268-9859        CHURCH'S CHICKEN 4245 S CENTRAL          PHOENIX    10/01/93
          #675
439-9743        CHURCH'S CHICKEN 12040 N 35TH AVE        PHOENIX    12/23/93
          #679
253-9893        CHURCH'S CHICKEN 1546 E ROOSEVELT        PHOENIX    10/07/93
          #681
941-9686        CHURCH'S CHICKEN 7538 E MCDOWELL RD      SCOTTSDALE 10/01/93
                #685
912-9906        CHURCH'S CHICKEN 3150 E THOMAS RD        PHOENIX    09/29/93
          #686
848-9328        CHURCH'S CHICKEN 7451 W INDIAN SCHOOL    PHOENIX    12/27/93
          #690
249-9389        CHURCH'S CHICKEN 1906 W CAMELBACK        PHOENIX    10/12/93
          #840
268-9855        CHURCH'S CHICKEN 7444 S CENTRAL          PHOENIX    10/10/93
          #841
831-9954        CHURCH'S CHICKEN 1102 E BASELINE RD      TEMPE      09/22/93
          #846
494-5678        CHURCH'S CHICKEN 12045 N 32ND ST         PHOENIX    12/31/93
          #862
268-6735        CHUY'S JEWELRY  4424 S CENTRAL AVE       PHOENIX    11/30/90
921-7156        COFFEE          680 S MILL #101          TEMPE      03/08/90
          PLANTATION
443-9830        COFFEE          8658 E  SHEA BLVD STE 1  SCOTTSDALE  04/20/95
          PLANTATION
483-9862        COFFEE          7366 E  SHEA BLVD #101   SCOTTSDALE  12/04/95
          PLANTATION #125
893-8383        COFFEE          4740 E  WARNER RD #6     PHOENIX     12/01/95
          PLANTATION #133
813-9842        COFFEE          1555 N  GILBERT RD       GILBERT     02/02/96
          PLANTATION #135     #B-107
841-9860        COLLEGE PARK    3501 W  CAMELBACK        PHOENIX     11/02/94
          EXXON
841-9861        COLLEGE PARK    3501  W CAMELBACK        PHOENIX     11/02/94
          EXXON
248-9509        CONVENIENCE     6025  N 16TH ST          PHOENIX     03/14/95
          STATION ONE
248-9511        CONVENIENCE     6025  N 16TH ST          PHOENIX     03/14/95
          STATION ONE
248-9662        CONVENIENCE     6025  N 16TH ST          PHOENIX     03/14/95
          STATION ONE
276-0842        COTTAGE LIQUOR  5609  S CENTRAL AVE      PHOENIX     06/17/93
439-9764        COUNTRY CLEAN   3820 N 35TH AVE          PHOENIX     06/08/95

     Page No.  5
     11/08/96
                       UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                            PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                   CITY      INSTALL
NUMBER                                                              DATE

776-8673       COUNTRY KITCHEN 1355 IRON SPRINGS RD      PRESCOTT   08/11/93
282-9872       COWBOY CLUB     241 N HWY 89A             SEDONA     03/07/95
890-2817       DAIRY QUEEN     33 SOUTH COUNTRY CLUB     MESA       09/09/92
941-9573       DAIRY QUEEN     2230 N SCOTTSDALE RD      SCOTTSDALE 06/10/93
842-9932       DAIRY QUEEN     4302 W BETHANY HOME RD    GLENDALE   07/16/93
772-9984       DAIRY QUEEN     8228 B HWY 69             PRESCOTT   10/02/93
                                                         VALLEY
942-9391       DAIRY QUEEN     13803 N 19TH AVE          PHOENIX    12/08/93
846-8800       DAIRY QUEEN     4809 N 75TH AVE           PHOENIX    10/04/94
831-9736       DAIRY QUEEN     2754 S ALMA SCHOOL RD     MESA       02/08/95
804-9839       DAIRY QUEEN     950 S MILL AVE            TEMPE      03/06/95
932-9573       DANNY'S FISH &  60 E WESTERN AVE          AVONDALE   01/06/95
               CHIPS
833-8257       DARBY'S         1 E MAIN ST               MESA       05/04/95
               RESTAURANT
833-8242       DARBY'S         1 E MAIN ST               MESA       05/04/95
               RESTAURANT
771-2553       DELUXE LIQUORS  148 N MONTEZUMA           PRESCOTT   10/26/93
771-2653       DEMING CHEVRON  1004 E GURLEY ST          PRESCOTT   11/10/93
249-9301       DENNIS PRO TECH 701 W BETHANY HOME RD     PHOENIX    01/17/95
               UNOCAL 76
345-6704       DESERT DONUTS   2729 S  ALMA SCHOOL       MESA       10/26/90
804-9815       DEVIL WASH      1028 E  LEMON ST          TEMPE      09/22/94
939-2500       DICKIS UNOCAL   4250 W  DUNLAP AVE        PHOENIX    09/30/94
               SERVICE
245-8909       DIRECT MARKETING 5026 W  INDIAN SCHOOL    PHOENIX    10/30/96
                                #14
245-8910       DIRECT MARKETING 5026 W  INDIAN SCHOOL    PHOENIX    10/30/96
                                #14
245-8911       DIRECT MARKETING 5026 W  INDIAN SCHOOL    PHOENIX    10/3096
                                #14
890-9901       DIRECT MARKETING 1220 W UNIVERSITY        MESA      10/20/96
890-9902       DIRECT MARKETING 1220 W UNIVERSITY        MESA      10/20/96
890-9903       DIRECT MARKETING 1220 W UNIVERSITY        MESA      10/20/96
304-9854       DOLLAR STORE     4336 S CENTRAL AVE       PHOENIX   09/23/95
461-3272       DUNKIN  DONUTS   1146 E MAIN ST           MESA      06/30/92
268-9791       DUNKIN  DONUTS   5835 S CENTRAL           PHOENIX   08/14/92
816-9850       EAGLE MOUNTAIN   14800 E SHEA BLVD        FOUNTAIN  01/18/96
               GOLF CLUB                                 HILLS
816-9851       EAGLE MOUNTAIN   14800 E SHEA BLVD        FOUNTAIN  01/18/96
               GOLF CLUB                                 HILLS
404-9818       ECONO LUBE 'N'   17217 N TATUM BLVD       PHOENIX   02/12/96
               TUNE
249-9986       ECONO LUBE 'N'   3514 W BETHANY HOME RD   PHOENIX   07/08/93
               TUNE #126
912-9926       ECONO LUBE 'N'   2402 E OSBORN RD         PHOENIX   07/09/93
               TUNE #128

     Page No.  6
     11/08/96
                       UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                             PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                    CITY    INSTALL
NUMBER                                                             DATE

254-2257      ECONOMY INN     804 E VAN BUREN             PHOENIX   09/08/92
269-9971      EL COMAL        4216 W INDIAN SCHOOL        PHOENIX   01/18/95
268-3036      EL TACAZO       5239 S CENTRAL              PHOENIX   08/06/90
831-1742      EL TAQUITO      9201 S AVENIDA DEL          GUADALUPE 09/13/90
                              YAQUI
232-9902      ELENA'S CAFE    711 E BROADWAY              PHOENIX   05/01/95
243-7059      FEDERICO'S      821 E BROADWAY              PHOENIX   04/17/91
              BILLIARDS
961-9916      FIDDLESTICKS    1155 W ELLIOT RD            TEMPE     09/23/94
961-9917      FIDDLESTICKS    1155 W ELLIOT RD            TEMPE     09/23/94
756-0257      FIESTA CHEVRON  1205 W BASELINE             MESA      11/09/90
756-0259      FIESTA CHEVRON  1205 W BASELINE             MESA      11/09/90
844-0443      FIESTA MALL     1445 W SOUTHERN AVE         MESA      05/18/94
844-0582      FIESTA MALL     1445 W SOUTHERN AVE         MESA      05/18/94
844-0711      FIESTA MALL     1445 W SOUTHERN AVE         MESA      05/18/94
844-0871      FIESTA MALL     1445 W SOUTHERN AVE         MESA      05/18/94
844-0956      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1027      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1252      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1320      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1467      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1660      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1867      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-1985      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-2178      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-2201      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-2479      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
844-2530      FIESTA  MALL    1445 W SOUTHERN AVE         MESA      05/18/94
829-9988      FILIBERTO'S     1250 W BROADWAY RD          TEMPE     04/07/94
589-9836      FILIBERTO'S     3433 W CAMBLEACK RD         PHOENIX   05/24/94
997-7907      FILIBERTO'S     1919 W DUNLAP AVE           PHOENIX   05/24/94
235-9530      FILIBERTO'S     2240 W INDIAN SCHOOL        PHOENIX   08/24/94
235-9888      FILIBERTO'S     2240 W INDIAN SCHOOL        PHOENIX   08/24/94
835-8015      FILIBERTO'S     1755 W MAIN ST              MESA      08/20/94
815-1095      FILIBERTO'S     9510 W BELL RD              SUN CITY  09/23/94
404-9908      FILIBERTO'S #11 10802 N 32ND ST             PHOENIX   01/24/95
807-9227      FILIBERTO'S #12 6339 E MAIN ST              MESA      05/03/95
941-9489      FLAMINGO DETAIL 301 N SCOTTSDALE RD         SCOTTSDALE06/05/93
              CENTER
632-9002      FLICKS & SUBS   834 HWY 69                  DEWEY     02/15/95
484-9877      FRED'S GROCERY  2800 W VAN BUREN            PHOENIX   06/06/95
484-9882      FRED'S GROCERY  2800 W VAN BUREN            PHOENIX   06/06/95
282-8114      FRIENDLY BOB'S  2920 W HWY 89A              SEDONA    03/07/95
807-9249      FUDDRUCKER'S    6455 E SOUTHERN AVE         MESA      02/21/96
985-9908      FUDDRUCKER'S    6455 E SOUTHERN AVE         MESA      02/21/96
771-2458      GAS PLUS        421 E SHELDON ST            PRESCOTT  10/05/94
771-1704      GAS PLUS        421 E SHELDON ST            PRESCOTT  10/05/94

     Page No.  7
     11/08/96
                        UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                             PHOENIX, ARIZONA

TELEPHONE    LOCATION           ADDRESS                   CITY       INSTALL
NUMBER                                                               DATE

526-9769     GLENNS UNOCAL 76   3686 E  ROUTE 66          FLAGSTAFF  09/15/94
435-8025     GOLDEN DRAGON      6002 N  67TH AVE          GLENDALE   02/16/96
262-0537     GOLDEN MOON        1408 W  VAN BUREN         PHOENIX    11/10/94
435-8046     GREEN BRIAR        6718 W  PALMAIRE          GLENDALE
             APARTMENTS
839-3823     GUADALUPE MARKET   8207 S  AVENIDA DEL       GUADALUPE   09/20/90
                                YAQUI
966-7278     GUERRERO'S         2148 E  APACHE BLVD       TEMPE       03/15/91
             RESTAURANT
262-5429     HALLS MOTEL        1925 E  VAN BUREN         PHOENIX     11/17/94
256-9792     HERNANDEZ TIRE     1601 E  WASHINGTON        PHOENIX     07/06/93
             CO.
243-7549     HI DREAM'S         3713 S  CENTRAL AVE       PHOENIX     05/19/92
681-9938     HIGHLANDER         1621 N  44TH ST           PHOENIX     09/22/94
             CENTER LAUNDRY
268-9978     HODGE'S CARWASH    4108 S  CENTRAL AVE       PHOENIX     07/06/93
873-4554     HOME DEPOT         7333 W  McDOWELL RD       PHOENIX     10/23/91
873-4553     HOME DEPOT         7333 W  McDOWELL RD       PHOENIX     10/23/91
832-0365     HOME DEPOT #0456   6838 E  SUPERSTITION      MESA        06/15/90
                                SPRGS
832-0687     HOME DEPOT #0456   6838 E  SUPERSTITION      MESA        06/15/90
                                SPRGS
483-7348     HOME DEPOT #0457   9170 E  INDIAN BEND RD    SCOTTSDALE  10/26/90
483-1663     HOME DEPOT #0457   9170 E  INDIAN BEND RD    SCOTTSDALE  10/26/90
443-9815     HOME DEPOT #0457   9170 E  INDIAN BEND RD    SCOTTSDALE  01/11/94
893-8734     HOME DEPOT #0458   725 W WARNER RD           TEMPE       11/15/90
893-8748     HOME DEPOT #0458   725 W WARNER RD           TEMPE       11/15/90
486-1694     HOME DEPOT #0459   6880 W BELL RD            GLENDALE    11/08/90
486-1733     HOME DEPOT #0459   6880 W BELL RD            GLENDALE    11/08/90
493-7521     HOME DEPOT #0460   12434 N CAVECREEK RD      PHOENIX     10/26/90
493-5913     HOME DEPOT #0460   12434 N CAVECREEK RD      PHOENIX     10/26/90
833-9973     HOME DEPOT #6461   1740 S COUNTRY CLUB DR    MESA        04/01/96
835-8020     HOME DEPOT #0461   1740 S COUNTRY CLUB DR    MESA        04/01/96
833-9859     HOME DEPOT #0461   1740 S COUNTRY CLUB DR    MESA        04/01/96
841-5382     HOME DEPOT #0462   4240 W CAMELBACK RD       PHOENIX     11/07/90
841-7804     HOME DEPOT #0462   4240 W CAMELBACK RD       PHOENIX     11/07/90
468-9824     HOME DEPOT #0463   3130 E THOMAS RD          PHOENIX     10/29/90
468-9819     HOME DEPOT #0463   3130 E THOMAS RD          PHOENIX     10/29/90
468-9804     HOME DEPOT #0463   3130 E THOMAS RD          PHOENIX     10/29/90
504-9957     HOME DEPOT #0468   2650 W THUNDERBIRD RD     PHOENIX     03/15/95
504-9958     HOME DEPOT #0468   2650 W THUNDERBIRD RD     PHOENIX     03/15/95
504-9959     HOME DEPOT #0468   2650 W THUNDERBIRD RD     PHOENIX     03/15/95
812-9973     HOME DEPOT #0470   1155 W CHANDLER BLVD      CHANDLER
812-9974     HOME DEPOT #0470   1155 W CHANDLER BLVD      CHANDLER
812-9975     HOME DEPOT #0470   1155 W CHANDLER BLVD      CHANDLER
             (BREAK)
275-1035     HONEY BEARS BAR    5012 E VAN BUREN          PHOENIX     11/16/90
             BQ

     Page No.  8
     11/08/96
                        UNITED PAYPHONE SERVICES, INC.
                        CUSTOMER NAME & ADDRESS LIST

                            PHOENIX, ARIZONA

TELEPHONE     LOCATION           ADDRESS                  CITY        INSTALL
NUMBER                                                                DATE

829-9906     ICC CENTER         125 E 6TH ST             TEMPE       12/19/95
439-9351     IRONWORKS          17233 N 45TH AVE         GLENDALE    01/26/95
             RESTAURANT
249-9493     ISBERTO'S          2401 W BETHANY HOME RD   PHOENIX     06/21/95
304-9845     ISOM'S PLACE       4207 SOUTH THIRD ST      PHOENIX     08/18/95
             APARTMENTS
834-8154     JACK IN THE BOX    440 E SOUTHERN           MESA        02/21/90
921-9672     JACK IN THE BOX    2145 E UNIVERSITY        TEMPE       03/08/90
396-6688     JACK IN THE BOX    5961 E MAIN ST           MESA        03/08/90
835-8054     JACK IN THE BOX    1145 W UNIVERSITY RD     MESA        10/25/93
829-9945     JACK IN THE BOX    3102 S MILL RD           TEMPE       10/28/93
978-9760     JACK IN THE BOX    4151 W BELL RD           PHOENIX     10/28/93
829-9944     JACK IN THE BOX    942 E BROADWAY RD        TEMPE       10/12/93
443-9845     JACK IN THE BOX    13610 N SCOTTSDALE RD    SCOTTSDALE  11/16/93
804-9883     JACK IN THE BOX    721 S MILL AVE           TEMPE       02/09/96
804-9884     JACK IN THE BOX    721 S MILL AVE           TEMPE       02/09/96
240-9948     JACK IN THE BOX    4119 N 7TH ST            PHOENIX     09/17/96
240-9982     JACK IN THE BOX    3215 N CENTRAL           PHOENIX     09/18/96
941-9467     JACKIE'S PRAYING   7620 E McKELLIPS         SCOTTSDALE  08/26/94
             MANTUS
216-9942     JAVA CENTRALE      10217 N METRO PKWY W     PHOENIX     08/28/96
                                #104
829-9908     JERRY'S DRIVE IN   1217 S RURAL RD          TEMPE       06/16/93
             LIQUORS

248-9542     JOE'S LIQUOR       6101 N 7TH ST            PHOENIX     06/04/93
553-9975     JUAN VIZEARRA      2946 N 39TH ST           PHOENIX     09/14/94
             APT.COMPLEX
941-9684     JULIO'S TOO        7305 E CAMELEACK RD      SCOTTSDALE  10/15/93
978-9118     KENNY ROGERS       4929 W BELL RD           PHOENIX     05/05/94
             ROASTERS
634-7203     KENTUCKY FRIED     970 S MAIN ST            COTTONWOOD  11/01/93
             CHICKEN
282-8139     KENTUCKY FRIED     2015 W HWY 89A           SEDONA      01/23/95
             CHICKEN
404-9896     KYOTO BOWL         3202 E GREENWAY #1701    PHOENIX     12/07/94
812-9941     KYOTO BOWL #1      2095 N ALMA SCHOOL RD    CHANDLER    12/16/95
412-9967     KYOTO BOWL #11     7942 W BELL ROAD #107    GLENDALE    08/11/95
813-9848     KYOTO BOWL #12     1235 N GILBERT RD        GILBERT     01/27/96
978-9918     KYOTO BOWL #15     4123 W THUNDER13IRD RD   PHOENIX     12/06/95
912-9970     KYOTO BOWL #2      2910 N 32ND ST           PHOENIX     12/18/95
235-9802     KYOTO BOWL #3      702 W CAMELBACK          PHOENIX     07/12/95
829-9969     KYOTO BOWL #6      3101 S MILL AVE          TEMPE       12/16/95
472-6388     LA CASA PEQUENA    911 E BEELINE HIGHWAY    PAYSON      12/05/94
897-9125     LAKES MOBILE       6323 S RURAL RD          TEMPE       06/21/95
897-9284     LAKES MOBILE       6323 S RURAL RD          TEMPE       06/21/95
276-3911     LAS GLORIAS        5220 S CENTRAL           PHOENIX     09/18/90
807-8847     LAS PALMAS         6928 E MAIN ST           MESA        04/04/96
            (INSIDE)

     Page No.  9
     11108196
                       UNITED PAYPHONE SERVICES, INC.
                       CUSTOMER NAME & ADDRESS LIST

                           PHOENIX, ARIZONA

TELEPHONE     LOCATION           ADDRESS                 CITY          INSTALL
NUMBER                                                                 DATE

807-8846       LAS PALMAS        6928 E MAIN ST          MESA          04/04/96
               (OUTSIDE)
244-0067       LAUNDRY BAG       2610 E MCDOWELL         PHOENIX       01/22/91
841-9826       LONG JOHN         3428 W NORTHERN AVE     PHOENIX       07/22/94
               SILVER'S #50

247-7873       LONG JOHN         5369 W INDIAN SCHOOL RD PHOENIX       07/27/94
               SILVER'S #54
 789-9185      LONG JOHN         1906 W BELL RD          PHOENIX       07/27/94
               SILVER'S #55
 985-9949      LONG JOHN         313 S POWER RD          MESA          10/07/94
               SILVER'S #57
 253-9890      LOS OLIVOS HAND   232 E MCDOWELL RD       PHOENIX       10/11/93
               CAR WASH
 275-6980      LUBO'S ACE        2242 N 24TH ST          PHOENIX       12/04/90
               HARDWARE
 481-9416      MALEE'S THAI      7131 E MAIN ST          SCOTTSDALE    10/25/91
               GOURMET
 435-8029      MANISTEE MALL     5708 W HAYWARD DR       GLENDALE      07/10/96
          (EAST)
 435-8882      MANISTEE MALL     5708 W HAYWARD DR       GLENDALE      07/10/96
          (NORTH)
 435-8833      MANISTEE MALL     5708 W HAYWARD DR       GLENDALE      07/10/96
          (WEST)
 954-9787      MANUEL'S #1       3162 E INDIAN SCHOOL    PHOENIX       06/07/95
 867-9969      MANUEL'S #2       12801 N CAVE CREEK      PHOENIX       06/22/95
 954-9788      MANUEL'S #3       2820 E INDIAN SCHOOL    PHOENIX       06/08/95
 878-9963      MANUEL'S #5       5670 W PEORIA           GLENDALE      06/12/95
 504-9972      MANUEL'S #6       1111 W BELL RD          PHOENIX       06/13/95
 248-9652      MANUEL'S #8       5509 N 7TH ST           PHOENIX       12/27/95
 939-8992      MARCOS &          6415 N 59TH AVE         GLENDALE      08/17/93
               ARMANDOS SHOP
 345-7922      MARICOPA COUNTY   9209 S CALLE TOMI       GUADALUPE     05/28/91
               HOUSING
 380-9006      MARICOPA COUNTY   8146 E UNIVERSITY       MESA          05/28/91
               HOUSING
 632-9024      MAYER MARKET      S HWY 69                MAYER         09/14/96
 474-9074      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9075      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9076      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9073      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9965      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9967      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 474-9976      MAZATZAL CASINO   HWY 87 MILE POST 251    PAYSON        04/27/95
 831-9796      MCDONALD'S        5144 S RURAL RD         TEMPE         09/16/93
 831-9842      MCDONALD'S        1740 E ELLIOT RD        TEMPE         09/25/93
 831-9960      MCDONALD'S        3218 S MCCLINTOCK       TEMPE         09/02/93
 831-9976      MCDONALD'S        2665 S ALMA SCHOOL RD   MESA          09/20/93

     Page No.  10
     11/08/96
                           UNITED PAYPHONE SERVICES, INC.
                           CUSTOMER NAME & ADDRESS LIST

                               PHOENIX, ARIZONA

TELEPHONE     LOCATION          ADDRESS                  CITY          INSTALL
NUMBER                                                                 DATE

982-9609        MCDONALD'S      2383 W APACHE TRAIL      APACHE        09/21/93
                                                         JUNCTION
963-8882        MCDONALD'S      990 N ARIZONA AVE        CHANDLER      09/22/93
832-9904        MCDONALD'S      1158 N HIGLEY RD         MESA          09/27/93
256-9983        MCDONALD'S      1733 W VAN BUREN         PHOENIX       09/09/93
256-9975        MCDONALD'S      1733 W VAN BUREN         PHOENIX       09/09/93
256-9098        MCDONALD'S      2427 W THOMAS RD         PHOENIX       09/10/93
256-9798        MCDONALD'S      2427 W THOMAS RD         PHOENIX       09/10/93
235-9829        MCDONALD'S      3207 W INDIAN SCHOOL RD  PHOENIX       09/13/93
235-9830        MCDONALD'S      3207 W INDIAN SCHOOL RD  PHOENIX       09/13/93
759-8810        MCDONALD'S      4019 E CHANDLER BLVD     PHOENIX       09/14/93
496-9893        MCDONALD'S      5900 W CHANDLER BLVD     CHANDLER      12/29/93
829-9961        MCDONALD'S      1205 S RURAL RD          TEMPE         12/20/93
829-9962        MCDONALD'S      1205 S RURAL RD          TEMPE         12/20/93
873-3410        MCDONALD'S      2611    N 75TH AVE      PHOENIX        11/25/94
247-5812        MCDONALD'S      5750 W THOMAS RD         PHOENIX       01/24/94
942-9802        MCDONALD'S      1936 W THUNDERBIRD       PHOENIX       02/28/94
942-9845        MCDONALD'S      1851 W BELL RD           PHOENIX       02/16/94
435-8070        MCDONALD'S      5108 W OLIVE AVE         GLENDALE      03/11/94
848-8359        MCDONALD'S      6762 W CAMELBACK RD      GLENDALE      03/11/94
832-9859        MCDONALD'S      1350 S POWER RD          MESA          04/02/94
837-9972        MCDONALD'S      16936 E SHEA BLVD        FOUNTAIN      10/20/94
                                                         HILLS
837-9973        MCDONALD'S      16936 E SHEA BLVD        FOUNTAIN      10/22/94
                                                         HILLS
404-9894        MCDONALD'S      4830 E BELL RD           PHOENIX       10/20/94
867-9953        MCDONALD'S      4830 E BELL RD           PHOENIX       11/22/94
932-9399        MCDONALD'S      1720 N DYSART RD         GOODYEAR      12/19/94
932-9360        MCDONALD'S      1720 N DYSART RD         GOODYEAR      12/19/94
935-5739        MCDONALD'S      7011 N LITCHFIELD RD     GLENDALE      12/20/94
935-5708        MCDONALD'S      7011 N LITCHFIELD RD     GLENDALE      12/20/94
876-9988        MCDONALD'S      10400 W BELL RD          SUN CITY      12/21/94
833-9009        MCDONALD'S      1960 E MAIN ST           MESA          03/06/95
807-8809        MCDONALD'S      6002 E MAIN ST           MESA          03/16/96
990-9938        MCDONALD'S      2882 N SCOTTSDALE RD     SCOTTSDALE    03/11/96
256-9884        MCDONALD'S      545 E MCDOWELL           PHOENIX       07/06/96
256-9885        MCDONALD'S      545 E MCDOWELL           PHOENIX       07/12/96
245-8908        MCDONALD'S      2611 N 75TH AVENUE       PHOENIX
245-8907        MCDONALD'S      5750 W THOMAS RD         PHOENIX
993-9738        MCDONALD'S      1936 W THUNDERBIRD       PHOENIX
993-9744        MCDONALD'S      1851 W BELL RD           PHOENIX       08/30/96
892-9957        MCDONALD'S      821 N VAL VISTA DR       GILBERT       09/20/96
545-9907        MCDONALD'S      821 N VAL VISTA DR       GILBERT       09/20/96
604-9826        MCDONALD'S      1601 E GLENDALE AVE      PHOENIX
404-9823        MCDONALD'S      2447 E BELL RD           PHOENIX       02/01/94
          #06085
404-9863        MCDONALD'S      2447 E BELL RD           PHOENIX       06/10/94
                #06085

     Page No.  11
     11/08/96
                             UNITED PAYPHONE SERVICES, INC.
                             CUSTOMER NAME & ADDRESS LIST

                                 PHOENIX, ARIZONA

TELEPHONE       LOCATION       ADDRESS                     CITY        INSTALL
NUMBER                                                                 DATE

892-9982        MCDONALD'S     1945 E BASELINE RD          GILBERT     06/09/95
                #10747
278-9825        MCDONALD'S     1532 N 51ST AVE             PHOENIX     10/21/94
          #10839
278-9826        MCDONALD'S     1532 N 51ST AVE             PHOENIX     10/21/94
          #10839
661-8609        MCDONALD'S     9251 E SHEA BLVD            SCOTTSDALE  01/19/94
          #11075
661-8617        MCDONALD'S     9251 E SHEA BLVD            SCOTTSDALE  10/22/94
          #11075
443-9814        MCDONALD'S     9140 E INDIAN BEND RD       SCOTTSDALE  01/21/94
          #11120
404-9824        MCDONALD'S     3202 E GREENWAY RD          PHOENIX     02/02/94
          #11346
404-9864        MCDONALD'S     3202 E GREENWAY RD          PHOENIX     06/10/94
          #11346
249-9470        MCDONALD'S     2667 W CAMELBACK RD         PHOENIX     10/20/94
          #12439
249-9471        MCDONALD'S     2667 W CAMELBACK RD         PHOENIX     11/25/94
          #12439
553-9933        MCDONALD'S#14033323 N 24TH ST             PHOENIX     05/06/96
435-8822        MCDONALD'S#14404401 W                     GLENDALE    05/02/96
604-9821        MCDONALD'S     1601 E GLENDALE AVE        PHOENIX
          #18959
944-9041        MCDONALD'S#33268849 N 7TH ST              PHOENIX     05/03/96
265-0808        MCDONALD'S#35111602 E CAMELEACK           PHOENIX     10/20/94
265-0809        MCDONALD'S#35111602 E CAMELBACK           PHOENIX     01/09/95
235-9910        MCDONALD'S#3571750 W CAMELBACK            PHOENIX     05/02/96
995-9853        MCDONALD'S#39951905 W NORTHERN            PHOENIX     07/15/93
443-9813        MCDONALD'S#44427369 VIA PASEO DEL SUR     SCOTTSDALE  01/21/94
953-5068        MCDONALD'S#46994505 E CACTUS RD           PHOENIX     01/18/94
278-9047        MCDONALD'S#5455220 N 35TH AVE             PHOENIX     09/08/93
233-3192        MCDONALD'S#5455220 N 35TH AVE             PHOENIX     01/09/95
235-9922        MCDONALD'S#7816926 E INDIAN SCHOOL        PHOENIX     05/02/96
248-9694        MCDONALD'S#78353701 N CENTRAL AVE         PHOENIX     03/29/94
263-9843        MCDONALD'S#78353701 N CENTRAL AVE         PHOENIX     12/02/94
278-9879        MCDOWELL EXXON 4259 W MCDOWELL            PHOENIX     11/30/94
278-9874        MCDOWELL EXXON 4259 W MCDOWELL            PHOENIX     11/30/94
278-9859        MERCADITO PLAZA1418 N 35TH AVE            PHOENIX     11/07/94
985-4837        MEZONA RANCH   5550 E McKELLIPS           MESA        03/27/91
                MARKET
249-9910        MIDAS MUFFLER  8816 N BLACK CANYON HWY    PHOENIX     01/21/93
439-9708        MIDAS MUFFLER  6021 W BELL                GLENDALE    01/21/93
930-7867        MIDAS MUFFLER  7020 N 43RD                GLENDALE    01/21/93
650-1362        MIKE ARNOLD'S 761702 E CAMELBACK RD       PHOENIX     09/04/92
650-1363        MIKE ARNOLD'S 761702 E CAMELBACK RD       PHOENIX     09/04/92
487-9919        MIKE'S MARKET 8520 W PEORIA               PEORIA      11/05/96

     Page No.  12
     11/08/96
                       UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                             PHOENIX, ARIZONA

 TELEPHONE       LOCATION        ADDRESS                   CITY        INSTALL
 NUMBER                                                                DATE

878-9982        MOBIL OIL #      6690 W CACTUS RD        GLENDALE      12/16/94
                I8AX5
404-9895        MOBIL OIL #18AYM 18441 N 7TH ST          PHOENIX       12/16/94
404-9866        MOBIL   OIL #18AYM      18441 N 7TH ST   PHOENIX       12/16/94
274-7918        MOE'S   LIQUOR  914 E CAMELAACK #2       PHOENIX       03/19/90
256-9097        MONTE   VISTA   2209 N 16TH ST           PHOENIX       06/30/93
          LIQUORS
942-9091        MOON VALLEY     1901 W THUNDERBIRD       PHOENIX       06/23/93
          EXXON
525-8004        MOUNTAINAIRE    106 MOUNTAINAIRE RD      FLAGSTAFF     09/14/94
          STORE
525-8005        MOUNTAINAIRE    110 MOUNTAINAIRE RD      FLAGSTAFF     12/30/94
          TAVERN
804-9843        MURPH'S FOOD    851 W UNIVERSITY         TEMPE         03/28/95
          MART
804-9844        MURPH'S FOOD    851 W UNIVERSITY         TEMPE         03/28/95
          MART
267-9983        NAVAHO TRAILER  2832 E VAN BUREN         PHOENIX       01/27/95
          PARK
997-5774        NORTH 7TH STREET8615 N 7TH ST            PHOENIX       06/09/93
          AUTO
867-7564        NORTH STAR      3329 E BELL RD #101      PHOENIX       05/09/95
                LOUNGE
268-9886        OLD REDDY'S     1844 W BASELINE RD       PHOENIX       05/01/95
          CORNER LIQUOR
435-8037        OLIVE SQUARE    4265 W DUNLAP            PHOENIX       09/16/94
          EXXON
435-8038        OLIVE SQUARE    4265 W DUNLAP            PHOENIX       09/16/94
          EXXON
912-9915        ORA LEE         2922 N 39TH ST           PHOENIX       11/17/93
          APARTMENTS
912-9916        ORA LEE         2922 N 39TH ST           PHOENIX       11/17/93
          APARTMENTS
257-1838        ORFEON CLUB     121 N 16TH ST            PHOENIX       04/17/91
567-3523        OUTPOST MALL    522 G FINNEY FLAT RD     CAMP VERDE    11/02/93
567-3517        OUTPOST MALL    522 G FINNEY FLAT RD     CAMP VERDE    11/02/93
249-9464        PARKS MOBILE    2702 W CAMELBACK RD      PHOENIX       10/27/94
249-9387        PARKS MOBILE    2702 W CAMELBACK RD      PHOENIX       03/09/95
443-9841        PAVILLION UNOCAL9030 E INDIAN BEND RD    SCOTTSDALE
443-9831        PAVILLION UNOCAL9030 E INDIAN BEND RD    SCOTTSDALE
415-9760        PAWN SHOP PLAZA 2803-9 W VAN BUREN       PHOENIX       06/09/95
412-9962        PAYLESS CASHWAY 6815 W CACTUS            PEORIA        08/08/95
233-0128        PAYLESS CASHWAY 4224 W INDIAN SCHOOL     PHOENIX       08/09/95
971-9910        PAYLESS CASHWAY 1510 E BELL              PHOENIX       08/10/95
833-9882        PAYLESS CASHWAY 140 N GILBERT            MESA          08/15/95
963-8100        PAYLESS CASHWAY 1509 N ARIZONA AVE       CHANDLER      08/16/95
474-9897        PAYSON BOWL     1109 N BEELINE HWY       PAYSON        02/02/95

     Page No.  13
     11/08/96
                           UNITED PAYPHONE SERVICES, INC.
                           CUSTOMER NAME & ADDRESS LIST

                                PHOENIX, ARIZONA

 TELEPHONE      LOCATION        ADDRESS                  CITY         INSTALL
 NUMBER                                                               DATE

634-0859        PETER PIPER   2180 E HWY 89A             COTTONWOOD   11/04/93
                PIZZA
873-1148        PETER PIPER   7606 W INDIAN SCHOOL RD    PHOENIX      02/18/93
                PIZZA #100
248-9572        PETER PIPER   6855 N 16TH ST             PHOENIX      07/15/93
                PIZZA #119
583-9197        PETER PIPER   12851 W BELL RD            SURPRISE     07/28/93
                PIZZA #139
863-3590        PETER PIPER   13660 N 19TH AVE           PHOENIX      03/19/90
                PIZZA #21
445-9023        PETER PIPER   1365 IRON SPRINGS RD       PRESCOTT     08/10/93
                PIZZA #35
942-9094        PETER PIPER   3436 W BELL RD             PHOENIX      07/28/93
                PIZZA #48
893-8181        PETER PIPER   5023 E ELLIOT RD           AWATUKEE     07/28/93
                PIZZA #53
832-9972        PETER PIPER   7246 E MAIN ST             MESA         07/28/93
                PIZZA #57
375-1808        PETER PIPER   707 E BELL #1              PHOENIX      07/18/90
                PIZZA #82
779-9043        PICQUIC FOOD  1051 S MILTON RD           FLAGSTAFF    02/03/96
                STORE #100
779-9053        PICQUIC FOOD  1051 S MILTON RD           FLAGSTAFF    02/03/96
          STORE #100
779-9069        PICQUIC FOOD  1051 S MILTON RD           FLAGSTAFF    02/03/96
          STORE #100
779-9803        PICQUIC FOOD  1051 S MILTON  RD          FLAGSTAFF    02/03/96
          STORE #100
526-9735        PICQUIC FOOD  5650 N HIGHWAY 89          FLAGSTAFF    02/03/96
          STORE #101
526-9741        PICQUIC FOOD  5650 N HIGHWAY 89          FLAGSTAFF    02/03/96
          STORE #101
835-8085        PIMA MEDICAL  957 S DOBSON RD            MESA         09/06/94
                INSTITUTE
286-9946        PINEWOOD      CHEVRON 85 PINEWOOD BLVD   MUNDS PARK
09/21/94
          SERVICE
286-9947        PINEWOOD      CHEVRON 85 PINEWOOD BLVD   MUNDS PARK
09/21/94
          SERVICE
352-8909        PIZZA HUT     5111 W THOMAS RD           PHOENIX      12/14/95
435-8049        PIZZA HUT     5166 W OLIVE               GLENDALE     12/14/95
772-9784        PIZZA HUT     7430 PAV WAY               PRESCOTT     04/27/96
                                                         VALLEY
898-1162        PIZZA MART    1329 E MAIN                MESA         09/09/92
849-9676        PIZZA MART    8243 W INDIAN SCHOOL RD    PHOENIX      01/21/93
921-8397        POP PERONI'S  945 S MILL                 TEMPE        05/27/92
          PIZZA
939-9167        PROBST UNOCAL 5452 W GLENDALE AVE        GLENDALE     08/16/93

     Page No.  14
     11/08/96
                        UNITED PAYPHONE SERVICES, INC.
               CUSTOMER NAME & ADDRESS LIST

                             PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                  CITY         INSTALL
NUMBER                                                                DATE

248-9664        Q LUBE #1130    1542 B THOMAS RD        PHOENIX       02/23/94
233-2580        RAINBOW DONUT   3458 W VAN BUREN        PHOENIX       01/30/91
282-8136        RAINBOW'S END   3235 W HIGHWAY 89A      SEDONA        01/12/95
                RESTAURANT
282-8113        RAINBOW'S END   3235 W HIGHWAY 89A      SEDONA        03/15/95
          RESTAURANT
779-9072        RAMADA LIMITED  2755 S WOODLAND VILLAGE FLAGSTAFF
08/17/94
837-9975        RED ROCK AUTO   11625 N SAGUARO BLVD    FOLTNTAIN     01/25/95
          GAS       HILLS
484-9858        REYES UPHOLSTERY3512 W MCDOWELL         PHOENIX       02/22/95
268-2472        RIVERBOTTOM     3611 S 16TH ST          PHOENIX       12/14/90
                LOUNGE
404-9022        ROADRUNNER      1530 E BELL RD          PHOENIX       06/21/93
                CARWASH
404-9819        ROLEERTO'S      12831 N CAVE CREEK      PHOENIX       02/14/96
464-4824        ROLBERTO'S TACO 606 W MAIN ST           MESA          12/03/90
          SHOP
253-9876        RUDY ANAYA      1425 E TAYLOR           PHOENIX       05/01/95
          REALTY
268-9810        RUDY ANAYA      201 E BROADWAY          PHOENIX       05/01/95
          REALTY
491-6478        RURAL ROAD      7420 S RURAL            TEMPE         09/24/92
          LIQUOR
267-9091        SAGUARO MOBIL   101 N 32ND ST           PHOENIX       01/16/95
          HOME PARK
278-0340        SAM'S CONVENIENT3202 W VAN BUREN        PHOENIX       09/01/92
          MART
278-0319        SAM'S CONVENIENT3202 W VAN BUREN        PHOENIX       09/01/92
          MART
935-9863        SCHLOTSKY'S DELI13821 W GLENDALE        GLENDALE      12/22/95
941-8744        SCOTTSDALE VIDEO6802 E THOMAS RD        SCOTTSDALE    09/09/92
890-2794        SCOTTSDALE VIDEO753 S ALMA SCHOOL, #20  MESA          09/09/92
997-5871        SCREWY LOUIE'S  9401 N CAVECREEK RD     PHOENIX       03/11/93
282-8103        SEDONA AIRPORT  P.O. BOX 10445          SEDONA        03/07/95
          RESTAURANT
282-8145        SEDONA CHEVRON  125 HART RD             SEDONA        03/13/95
415-9757        SHADY ELMS      3035 W VAN BUREN        PHOENIX       06/06/95
                TRAILER PARK
951-9817        SHEA SCOTTSDALE 10881 N SCOTTSDALE RD   SCOTTSDALE    12/01/94
          SHOP CTR
951-9829        SHEA SCOTTSDALE 10881 N SCOTTSDALE RD   SCOTTSDALE    12/01/94
          SHOP CTR
951-9822        SHEA SCOTTSDALE 10881 N SCOTTSDALE RD   SCOTTSDALE    12/01/94
                SHOP CTR
951-9818        SHEA SCOTTSDALE 10881 N SCOTTSDALE RD   SCOTTSDALE    12/01/94
                SHOP CTR
634-7110        SHEP'S LIQUORS  1003 N MAIN ST          COTTONWOOD    11/01/93

     Page No.  15
     11/08/96
                          UNITED PAYPHONE SERVICES, INC.
                          CUSTOMER NAME & ADDRESS LIST

                              PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS                 CITY          INSTALL
NUMBER                                                                DATE

778-7209        SONIC DRIVE IN  287 W WHIPPLE ST       PRESCOTT       10/02/94
932-9745        SONIC DRIVE IN  601 N CENTRAL          AVONDALE       12/06/94
639-0658        SOSSA'S DELI    516 N MAIN ST          COTTONWOOD     12/09/93
639-0633        SOSSA'S DELI    516 N MAIN ST          COTTONWOOD     12/09/93
304-9846        SOUTH CENTRAL   7035 S CENTRAL         PHOENIX        08/17/95
          PLAZA
435-8099        SOUTH CHINA     4425 W OLIVE           GLENDALE       04/11/96
          BUFFET
990-9604        SOUTH CHINA     1636 N SCOTTSDALE RD   TEMPE          04/18/96
          BUFFET
995-9885        SOUTH CHINA     8008 N 19TH AVE        PHOENIX        04/11/96
          BUFFET NO.4
268-3138        SOUTH MOUNTAIN  1 W BASELINE           PHOENIX        08/03/90
          PLAZA
804-9811        SOUTH SMITH     1230 S SMITH           TEMPE           10/28/94
          APARTMENTS
304-9853        SOUTHERN ACRES  3334 E SOUTHERN        PHOENIX         09/19/95
          MHP
842-9927        SPINNAKER       5220 N 43RD AVE        PHOENIX         01/20/95
          APARTMENTS
732-9617        SUN SHINE VALLEY1650 S ARIZONA AVE     CHANDLER        09/10/92
          MHP
833-9845        SUN VALLEY MOTEL144 E MAIN             MESA            03/01/95
930-9542        SUNDOWN         6020 W BETHANY HOME RD GLENDALE        09/16/92
278-9844        SUNSET HARBOR   3430 W BUCKEYE RD      PHOENIX         10/25/94
                MOTEL
894-2301        SUNSET VILLA    1415 E APACHE BLVD     TEMPE           11/14/90
                APARTMENTS
804-9841        SUPER 8 MOTEL   1020 E APACHE BLVD     TEMPE           03/17/95
833-9759        SUPERMAT 5      1860 N COUNTRY CLUB DR MESA            03/29/95
516-9807        T.J. HANNIGAN'S 1721 W ROSE GARDEN LANEPHOENIX         09/15/95
468-0718        TACO BELL       2450 E INDIAN SCHOOL RDPHOENIX         09/08/92
776-7115        TACO BELL       1090 IRON SPRINGS RD PRESCOTT          10/18/93
435-8032        TACO BELL       6120 N 59TH AVE      PHOENIX           09/12/93
840-9867        TACO BELL       2601 N 44TH ST       PHOENIX           06/02/95
840-9890        TACO BELL       2601 N 44TH ST       PHOENIX           06/02/95
892-9931        TACO BELL       3601 E BASELINE RD   GILBERT           12/13/93
                #015251
837-9268        TACO BELL       17230 E SHEA BLVD    FOUNTAIN          07/08/94
                #016085                              HILLS
837-9525        TACO BELL       17230  E SHEA BLVD   FOUNTAIN          07/08/94
                #016085                              HILLS
759-8830        TACO BELL       15604  S 40TH ST     PHOENIX           12/14/94
                #016241
516-9898        TACO BELL       1909 W DEER VALLEY RDPHOENIX           12/22/94
                #016549
496-9984        TACO BELL       9960 S RURAL RD      TEMPE             02/16/95
                #016652

     Page No.  16
     11/08/96
                           UNITED PAYPHONE SERVICES, INC.
                           CUSTOMER NAME & ADDRESS LIST

                                PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS              CITY              INSTALL
NUMBER                                                                 DATE

661-8635        TACO BELL       10130 N 90TH ST      SCOTTSDALE
          #016938
661-8636        TACO BELL       10130 N 90TH ST      SCOTTSDALE
          #016938
661-8612        TACO BELL       15776 N FRANK LLOYD  SCOTTSDALE        08/09/95
                #017331         WRGHT
661-8607        TACO BELL       15776 N FRANK LLOYD  SCOTTSDALE        08/09/95
                #017331         WRGHT
813-9807        TACO BELL#17364 885 W WARNER RD      GILBERT           11/09/95
835-8053        TACO BELL #1925 531 E SOUTHERN RD    MESA              11/01/93
945-2076        TACO BELL #21   7153 E THOMAS RD     SCOTTSDALE        04/16/92
963-8811        TACO BELL #2662 2030 N ALMA SCHOOL RDCHANDLER          07/23/93
813-9810        TACO BELL #2675 2160 E BASELINE RD   MESA              10/29/93
838-9785        TACO BELL #2941 835 W BASELINE RD    TEMPE             10/28/93
984-9645        TACO BELL #3232 11550 E APACHE TRAIL MESA              07/23/93
443-9828        TACO BELL #3706 14002 N SCOTTSDALE RDSCOTTSDALE        08/02/93
639-2262        TACO BELL #3805 1950 E MAIN ST       COTTONWOOD        07/22/93
772-9979        TACO BELL #3915 7820 E HIGHWAY 69    PRESCOTT          08/09/93
                                                     VALLEY
893-8400        TACO BELL #3959 4815 E WARNER RD     PHOENIX           11/08/93
567-2669        TACO BELL #4240 1650 FINNIE FLAT RD  CAMP VERDE        07/22/93
567-2673        TACO BELL #4240 1650 FINNIE FLAT RD  CAMP VERDE        07/22/93
443-9829        TACO BELL #4475 9059 E INDIAN BEND   SCOTTSDALE        07/24/93
443-0638        TACO BELL #5030 4751 E SHEA BLVD     PHOENIX           08/20/92
443-9826        TACO BELL #5030 4751 E SHEA BLVD     PHOENIX           07/09/93
893-8658        TACO BELL #5383 1415 W ELLIOT RD     TEMPE             11/02/93
717-1286        TACO BELL #5684 1741 E HIGHWAY 69    PRESCOTT          08/09/93
912-9909        TACO BELL #72   4031 N 40TH ST       PHOENIX           11/26/93
776-1683        TACO DONS       620 MILLER VALLEY RD PRESCOTT          04/13/94
272-7484        TAQUERIA 3      5041 W THOMAS RD     PHOENIX           09/14/90
          AMIGOS
804-9830        TEMPE BOWL      1100 E APACHE BLVD   TEMPE             02/10/95
870-9573        THE CAR WASH    9001 19TH AVE        PHOENIX           08/18/93
          MACHINE
866-9772        THE FINISH LINE 1724 W BELL RD       PHOENIX           11/27/95
771-2590        THE OTHER STORE 649 MILLER VALLEY RD PRESCOTT          11/08/93
771-2591        THE OTHER STORE 649 MILLER VALLEY RD PRESCOTT          11/08/93
840-8390        THE SQUEEZE BOX 4420 E THOMAS RD     PHOENIX           09/02/92
840-8384        THE SQUEEZE BOX 4420 E THOMAS RD     PHOENIX           09/02/92
284-9982        THE VILLAGE PUB 40 W CORTEZ #10      SEDONA            04/03/95
992-3364        THE WASHOUSE    12837 N CAVECREEK RD PHOENIX           09/11/92
262-9800        THE WASHOUSE    1025 N 7TH ST        PHOENIX           09/11/92
257-7531        THE WASHOUSE    1746 W VAN BUREN ST  PHOENIX           09/14/92
256-9965        THE WASHOUSE    1835 W BUCKEYE RD    PHOENIX           09/14/92
278-6486        THE WASHOUSE    3114 W VAN BUREN ST  PHOENIX           09/15/92
278-6541        THE WASHOUSE    4246 W THOMAS RD     PHOENIX           09/15/92

     Page No.  17
     11/08/96
                            UNITED PAYPHONE SERVICES, INC.
                            CUSTOMER NAME & ADDRESS LIST

                                PHOENIX, ARIZONA

TELEPHONE       LOCATION        ADDRESS              CITY              INSTALL
NUMBER                                                                 DATE

930-9481        THE WASHOUSE    6208 N 43RD AVE      GLENDALE          09/15/92
276-4619        THE WASHOUSE    8810 S CENTRAL AVE   PHOENIX           09/16/92
263-8474        THE WASHOUSE    3600 N 7TH ST        PHOENIX           09/16/92
263-5684        THE WASHOUSE    4001 N 19TH AVE      PHOENIX           09/16/92
995-9038        THE WASHOUSE    2302 W GLENDALE      PHOENIX           09/16/92
252-9942        THE WASHOUSE    202 E BUCKEYE ROAD   PHOENIX           03/04/93
278-0904        THE WASHOUSE    1128 S 35TH AVE      PHOENIX           09/14/92
415-9745        THE WASHOUSE    1128 S 35TH AVE      PHOENIX           03/03/95
278-9032        THOMAS          2807 N 35TH AVE      PHOENIX           09/03/93
                DRIVE-THRU
                LIQUORS
771-2657        THUMB BUTTE     1451 W GURLEY ST     PRESCOTT          11/15/93
                EXXON
272-6073        TIENDA LA       3012 W VAN BUREN ST  PHOENIX           09/13/90
                MEXICANA
942-9863        TIGER WASH      8003 E INDIAN SCHOOL RDSCOTTSDALE      11/11/94
932-9748        TJ'S RESTAURANT 310 N 8TH ST         AVONDALE          01/19/95
964-2933        TOM'S BAR B Q   1140 S COUNTRY CLUB DRMESA             09/02/92
491-0196        TOM'S BAR B Q   115 E BASELINE RD    TEMPE             09/01/92
435-8035        TOM'S BAR B Q   5010 W OLIVE         GLENDALE          11/18/93
304-9848        TOMBSTONE       9014 S CENTRAL AVE   PHOENIX           08/23/95
                RESTAURANT
278-9845        TRAIL INN LODGE 3010 W VAN BUREN     PHOENIX           09/27/94
276-6405        TUNEUP MASTERS  5850 S CENTRAL       PHOENIX           11/23/92
                #605
966-7406        TUNEUP MASTERS  808 S RURAL          TEMPE             11/23/92
                #613
844-9320        TUNEUP MASTERS  1205 B MAIN          MESA              11/23/92
                #617
235-9807        TUNEUP MASTERS  3354 N 19TH AVE      PHOENIX           05/28/93
                #624
967-7926        TWIN PALMS HOTEL225 B APACHE BLVD    TEMPE             09/03/92
967-7924        TWIN PALMS HOTEL225 E APACHE BLVD    TEMPE             09/03/92
268-9881        U-PULL IT       3250 W BROADWAY      PHOENIX           05/01/95
941-9493        UNION PLAZA     1448 N SCOTTSDALE RD TEMPE             08/20/93
878-9988        UNOCAL          6666 W BELL RD       GLENDALE          02/27/95
933-6485        UNOCAL SELF     11503 W BELL RD      SURPRISE          01/31/95
                SERVE MART
933-6918        UNOCAL SELF     11503 W BELL RD      SURPRISE          01/31/95
                SERVE MART
977-4552        UNOCAL STATION  10120 W BELL RD      SUN CITY          03/23/95
841-9863        VALLEY FAIR     3502 W NORTHERN      PHOENIX           01/04/95
                EXXON
841-9862        VALLEY FAIR     3502 W NORTHERN      PHOENIX           01/04/95
                EXXON
956-5301        VIKING CLEANERS 4029 N 32ND ST       PHOENIX           09/24/90
263-9882        VILLA CONTENDA  1523 W COLTER ST     PHOENIX           12/03/90

     Page No.  18
     11/08/96
                              UNITED PAYPHONE SERVICES, INC.
                               CUSTOMER NAME & ADDRESS LIST

                                       PHOENIX, ARIZONA

TELEPHONE       LOCATION       ADDRESS               CITY              INSTALL
NUMBER                                                                 DATE

276-4213        WASH & CLEAN    5233 S CENTRAL AVE   PHOENIX           09/15/92
256-9859        WASH & DRY      901 N 16TH ST        PHOENIX           09/11/92
256-9860        WASH & DRY      901 N 16TH ST        PHOENIX           09/11/96
472-6188        WENDY'S         505 S BEELINE HIGHWAYPAYSON            12/05/94
272-8934        WESTERN TOWING  1402 S 25th AVE      PHOENIX           04/12/93
778-5963        WILLOW CREEK    1106 WILLOW CREEK RD PRESCOTT          08/11/93
                MARKET
254-4394        WINCHELL'S      1345 W MCDOWELL      PHOENIX           03/15/90
                DONUTS #302
433-2346        WINCHELL'S      2731 W CAMELBACK     PHOENIX           04/10/92
                DONUTS #380
995-8311        WINCHELL'S      2718 W NORTHERN      PHOENIX           04/12/90
                DONUTS #403
964-8627        WINCHELL'S      405 W MAIN           MESA              09/16/92
                DONUTS #489
282-8147        WRENWOOD BAR    2575 W HWY 89A       SEDONA            04/03/95
943-3317        YOGIE'S         610 W DUNLAP         PHOENIX           08/09/90
943-3439        YOGIE'S         610 W DUNLAP         PHOENIX           08/09/90

   Page No.      1
   11/08/96
                          UNITED PAYPHONE SERVICES, INC.
                                 TUCSON, ARIZONA

TELEPHONE       LOCATION        ADDRESS              CITY              INSTALL
NUMBER                                                                 DATE


571-9910        1ST CHOICE      6475 E               TUCSON            07/20/93
                    GOLFLINKS RD
571-9971        1ST CHOICE      6475 E               TUCSON            05/03/94
                                GOLFLINKS RD
798-3917        A & S MINI MART 527 W 29TH ST        TUCSON            09/04/90
623-9754        ADA INC.        626 W LESTER         TUCSON            02/08/95
881-9259        ALL STAR COIN   5435 E PIMA          TUCSON            07/30/93
                LAUNDROMAT
881-9291        ALVERNON DONUTS 1450 S ALVERNON      TUCSON            01/24/95
                                WAY
292-1629        AMPHI APARTMENTS3516 N STONE         TUCSON            06/20/88
574-1375        APACHE TEARS MOTEL4603 E BENSON      TUCSON            10/20/87
295-9961        ARBA INVESTMENTS  1655 W VALENCIA    TUCSON            10/29/96
421-1290        ARBY'S            1220 E FLORENCE    CASA GRANDE       01/20/94
                                  BLVD
881-9272        ARBY'S            2810 E SPEEDWAY    TUCSON            11/05/93
690-9972        ARBY'S            4407 N ORACLE      TUCSON            11/18/93
                                  RD
571-9940        ARBY'S            5759 B BROADWAY    TUCSON            10/19/93
298-9981        ARBY'S            7285 E 22ND        TUCSON            10/21/93
298-9982        ARBY'S            7920 E SPEEDWAY    TUCSON            10/22/93
295-9874        ARBY'S            5275 S PALO        TUCSON            11/18/94
                                  VERDE
579-1460        ARBY'S            4299 W INA RD      TUCSON            11/16/94
721-9953        ARBY'S            6900 E TANQUE      TUCSON            12/07/94
                                  VERDE
792-8719        ARTISAN'S WELL    63 E CONGRESS      TUCSON            12/27/93
622-9113        ASIA EXPRESS      2680 N 1ST AVE     TUCSON            03/13/96
295-9965        ASIA GARDEN       1725 W AJO WAY     TUCSON            09/16/93
                RESTAURANT
620-1729        AVEDIS ENT.       605 N FOURTH       TUCSON            07/21/92
                                  AVE
881-8762        BAR B-Q RANCH     5123 E SPEEDWAY    TUCSON            05/10/88
                BLVD
622-9794        BARRIO BAR & GRILL135 S 6TH AVE      TUCSON            04/30/96
881-9706        BASHFUL BANDIT    3686 E SPEEDWAY    TUCSON            07/15/87
721-4355        BASKIN ROBBINS    8670 E BROADWAY    TUCSON            07/29/92
622-9102        BAXTER HEALTH CARE135 S 4TH AVE      TUCSON            02/08/95
292-9979        BEL-AIR MOBILE HOME1455 W PRINCE     TUCSON            02/23/95
                                   PARK RD
487-2842        BENAGLIO'S CHEVRON726 & 728          MAMMOTH           07/22/88
                                  HIGHWAY 77
622-9972        BENITO'S          831-C N PARK       TUCSON            06/05/96
                                  AVE
836-4604        BEST WESTERN CASA 65 VIA DEL         CASA GRANDE       01/05/94
                GRANDE            CHILO
622-9978        BOATNERS GAS STATION800 N 4TH AVE    TUCSON            06/07/96
322-0911        BOOKMAN'S USED BOOKS1930 E GRANT RD  TUCSON            05/02/88

   Page No.      2
   11/08/96
                              UNITED PAYPHONE SERVICES, INC.
                                     TUCSON, ARIZONA

 TELEPHONE       LOCATION           ADDRESS          CITY              INSTALL
 NUMBER                                                                DATE


749-9930        BOX SEATS GRILL & PUB8848 E TANQUE  TUCSON             10/28/94
                VERDE '
770-8907        BOYS & GIRLS CLUB   1375 N EL RIO   TUCSON             02/08/95
                                    DR
623-4769        BOYS & GIRLS CLUB-  2585 E 36TH ST  TUCSON             02/08/95
                TUCSON
741-2941        BROADLOOM MOTEL     1437 E BENSON   TUCSON             02/16/88
                                    HWY
571-9937        BROADWAY BUILDING   5151 E BROADWAY TUCSON             11/03/93
                                    BLVD
426-9859        BROWN & BROWN       1180 E MAIN     CASA GRANDE        03/31/95
                MERCANTILE
292-9977        BUCK'S RIVER ROAD   4851 N FIRST    TUCSON             01/16/95
                EXXON               AVE
292-1606        BULL PEN LOUNGE     4001 N ROMERO   TUCSON             04/05/88
                                    RD
295-9856        BURGER KING         2520 E VALENCIA TUCSON             01/16/96
322-0992        CACTUS BOWL         1630 S ALVERNON TUCSON             02/08/95
571-9514        CACTUS MOON CAFE    5470 E BROADWAY TUCSON             11/18/88
                                    BLVD
571-9515        CACTUS MOON CAFE    5470 E BROADWAY TUCSON             11/18/88
                                    BLVD
622-7511        CAFE COMIDAS        874 E           TUCSON             10/03/95
                                    UNIVERSITY BLV
620-1216        CAFE POCA COSA      20 N SCOTT      TUCSON             07/21/92
722-9984        CARL'S JR. #167     7805 E BROADWAY TUCSON             05/04/94
                                    AVE
298-9032        CARL'S JR. #376     6301 E GRANT RD TUCSON             04/21/94
295-9820        CARL'S JR. #384     1070 E AJO WAY  TUCSON             04/15/94
888-9922        CARL'S JR. #436     3707 N ORACLE   TUCSON             04/19/94
                                    RD
792-8811        CARL'S JR. #440     615 W CONGRESS  TUCSON             04/20/94
792-8772        CARL'S JR. #440     615 W CONGRESS  TUCSON             02/07/95
744-2964        CARL'S JR. #441     3790 INA RD     TUCSON             04/14/94
571-9962        CARL'S JR. #560     4110 E 22ND ST  TUCSON             05/03/94
571-9964        CARL'S JR. #568     3790 E          TUCSON             04/29/94
                                    IRVINGTON RD
571-9906        CARL'S JR. #568     3790 E          TUCSON             06/22/95
                                    IRVINGTON RD
792-8818        CARL'S JR. #571     1001 N PARK AVE TUCSON             04/27/94
888-9923        CARL'S JR. #593     635 W WETMORE   TUCSON             04/22/94
466-9676        CARL'S JR. #827     3090 N TOLTEC   ELOY               04/14/94
                                    RD
466-9675        CARL'S JR. #827     3090 N TOLTEC   ELOY               04/14/94
                                    RD
885-4852        CASA DEL RIO        1060 S PANTANO  TUCSON             08/25/92
                RESTAURANT
573-0771        CASA de MUEBLES     4535 S 12TH AVE TUCSON             03/13/92
798-3918        CASHWAY MEAT MARKET 301 W 29TH ST   TUCSON             09/04/90

   Page No.          3
   11/08/96
                              UNITED PAYPHONE SERVICES, INC.
                                   TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY               INSTALL
NUMBER                                                                  DATE

322-0909        CATALINA COMPLEX    2320 N CAMPBELL  TUCSON            11/22/88
                ODEON
746-9764        CATTLETOWN          3141 E DREXEL    TUCSON            02/13/96
                                    RD
746-9753        CATTLETOWN          3141 E DREXEL    TUCSON            02/13/96
                                    RD
798-3908        CHANGS FAST FOOD    347 E 36TH ST    TUCSON            09/25/90
298-9075        CHARLE'S TWO        7342 E BROADWAY  TUCSON            01/13/94
696-9798        CHESAPEAKE BAGEL    4485 N IST AVE   TUCSON            04/08/96
                BAKERY
622-9261        CHESAPEAKE BAGEL    994 E            TUCSON            05/10/96
                BAKERY              UNIVERSITY
741-2966        CHOICE MARKET       3650 E BENSON    TUCSON            05/09/88
                HWY
881-9107        CHURCH'S CHICKEN    3869 B GRANT RD  TUCSON            01/18/94
                #1167
295-9897        CHURCH'S CHICKEN #145402 W VALENCIA  TUCSON            10/18/93
797-2810        CHURCH'S CHICKEN #567848 N ORACLE    TUCSON            09/30/93
                                    RD
295-9964        CHURCH'S CHICKEN #6773802 S 6TH AVE  TUCSON            10/01/93
770-8979        CHURCH'S CHICKEN #689485 N GRANDE    TUCSON            10/08/93
571-9927        CHURCH'S CHICKEN #7787090 E GOLF     TUCSON            11/19/93
                                     LINKS
836-7088        CHURCH'S CHICKEN #8481233 E FLORENCE CASA GRANDE       03/13/95
                                     BLVD
749-6000        CHUY'S BAJA BROILER8987 E  TANQUE    TUCSON            02/09/93
                #3                 VERDE
749-8005        CHUY'S BAJA BROILER8987 E  TANQUE    TUCSON            10/04/96
                #3                 VERDE
792-8845        CHUY'S MESQUITE     3312 S 6TH AVE   TUCSON            06/13/94
721-9951        CITY GRILL          6350 E TANQUE    TUCSON            11/19/94
                                    VERDE
792-8843        CLUCK-U-CHICKEN CO. 202 E SPEEDWAY   TUCSON            05/13/94
                                    BLVD
881-8771        CONVENIENT MART &   1866 S COUNTRY   TUCSON            05/02/88
                DELI                CLUB
573-0947        CORNER MARKET       341 W AJO WAY    TUCSON            12/02/87
884-8841        COST LESS AUTO PARTS3650 S  6TH AVE  TUCSON            05/20/88
721-9866        COUSINS SUBS        7233 W  SPEEDWAY TUCSON            10/28/94
                                    BLVD
298-9001        COWPONY             6510 B TANQUE    TUCSON            12/13/94
                                    VERDE
327-7316        CROSSROADS CINEPLEX 4811 E GRANT RD  TUCSON            10/05/88
                ODEON
327-4398        CROSSROADS CINEPLEX 4811 E GRANT RD  TUCSON            02/07/92
                ODEON
836-2562        D & S LAUNDROMAT    1326 N PINAL     CASA GRANDE       02/25/94
745-2586        DAVIS UNOCAL        2085 S ALVERNON  TUCSON            04/25/88
571-9912        DAVIS UNOCAL        2085 S ALVERNON  TUCSON            07/23/93

   Page No.       4
   11/08/96
                             UNITED PAYPHONE SERVICES, INC.
                                   TUCSON, ARIZONA

  TELEPHONE     LOCATION            ADDRESS          CITY              INSTALL
  NUMBER                                                               DATE

888-9849        DAY BREAK CAFE      918 W PRINCE RD  TUCSON            09/27/96
836-7546        DENNY'S             1851 E FLORENCE  CASA GRANDE       01/05/94
                                    BLVD
426-9787        DENNY'S             1851 E FLORENCE  CASA GRANDE       05/12/95
                                    BLVD
770-8991        DIAMOND AUTO REPAIR 1049 S 6TH AVE   TUCSON            10/13/95
884-8868        DOUBLE "C" DRIVE-IN 2804 S 6TH AVE   TUCSON            05/24/88
574-0297        DUFFY'S DIESEL      7063 S           TUCSON            05/04/93
                                    CRAYCROFT
292-1622        DUNKIN DONUTS       3580 N IST AVE   TUCSON            05/19/88
575-0122        DUNKIN DONUTS       6343 N ORACLE    TUCSON            04/18/88
                                    RD
881-6259        DUNN APARTMENTS     3426 E KLIENALE  TUCSON            10/23/92
                                    RD
 323-3906        ECONO LUBE n' TUNE 3661 E SPEEDWAY  TUCSON            06/02/88
                #108                BLVD
741-9580        ECONO LUBE n' TUNE  333 W VALENCIA   TUCSON            11/08/92
                #116                RD
722-9531        EDDIE'S             8510 E BROADWAY  TUCSON            07/22/92
884-8420        EGG ROLL HOUSE      430 N PARK AVE   TUCSON            05/12/88
295-9888        EL CACTUS           5201 S 12TH AVE  TUCSON            06/20/96
881-8772        EL CAMPO SHOPPING   3024 E 22ND ST   TUCSON            09/10/87
                CENTER
571-9412        EL DORADO CINEPLEX  5909 E BROADWAY  TUCSON            06/17/88
                ODEON
750-9513        EL DORADO CINEPLEX  5909 E BROADWAY  TUCSON            03/22/93
                ODEON
770-8949        EL INDIO            3355 S 6TH AVE   TUCSON            12/17/93
295-9839        EL MERENDERO        5443 S 12TH AVE  TUCSON            01/18/96
792-0160        EL MEZON DEL COBRE  2960 N FIRST     TUCSON            08/11/92
                AVE
792-8741        EL RIO BAKERY       901 N GRANDE     TUCSON            02/14/95
                                    AVE
295-9805        EL TORO NITE CLUB   4726 S COUNTRY   TUCSON            07/27/93
                                    CLUB
770-8983        EL ZANPE            2615 SOUTH 6TH   TUCSON            05/23/95
                                    AVE
722-9864        ELAN MANAGEMENT CORP.1101 N WILMOT   TUCSON            12/21/95
                                    RD
571-9938        EMILIANOIS         1615 S ALVERNON   TUCSON            12/16/93
                                   WAY
622-8881        EPIC CAFE          745 N 4TH AVE     TUCSON            07/07/94
426-9622        FAST MART CONVENIENCE701 E FLORENCE  CASA GRANDE
03/24/95
                STO                  BLVD
426-9620        FAST MART CONVENIENCE701 E FLORENCE  CASA GRANDE
03/24/95
                STO                  BLVD
426-9621        FAST MART CONVENIENCE701 E FLORENCE  CASA GRANDE
03/24/95
                STO                  BLVD
881-9375        FAT CHANCE          2965 N CAMPBELL  TUCSON            01/21/94

   Page No.       5
   11/08/96
                             UNITED PAYPHONE SERVICES, INC.
                                   TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY              INSTALL
NUMBER                                                                 DATE

426-9813        FILIBERTO'S         1313 E FLORENCE  CASA GRANDE       04/15/94
                                    BLVD
298-9064        FILIBERTO'S         7115 E 22ND ST   TUCSON            07/13/94
622-9114        FIRST AVENUE UNOCAL 2710 N 1ST AVE   TUCSON            07/22/93
292-9985        FITNESS UNLIMITED   1290 W PRINCE    TUCSON            04/06/95
                                    RD
575-9796        FIVE STAR BLIMPIE   7151 N ORACLE    TUCSON            04/07/95
                                    RD
323-3897        FLINTS SELF SERVE   1701 N ALVERNON  TUCSON            06/16/88
575-0100        FOOTHILLS CINEPLEX  7201 N  LA       TUCSON            06/29/88
                ODEON               CHOLLA
296-3414        FOUNTAIN HILLS CONDO1620 N WILMOT    TUCSON            09/11/90
298-9020        FOUNTAIN HILLS CONDO1620 N WILMOT    TUCSON            01/09/95
292-9953        FUNTASTICKS FAMILY  221 E WETMORE    TUCSON            09/16/94
                FUN                 RD
292-9954        FUNTASTICKS FAMILY  221 E WETMORE    TUCSON            09/16/94
                FUN                 RD
292-9955        FUNTASTICKS FAMILY  221 E WETMORE    TUCSON            09/16/94
                FUN                 RD
295-9985        GALES FOOD & SPIRITS4990 S CAMPBELL  TUCSON            06/19/95
722-0151        GARNER EXXON        7111 E GOLF      TUCSON            05/07/88
                                    LINKS
881-9759        GEE'S GARDEN        1145 N ALVERNON  TUCSON            03/22/95
                                    WAY
792-8729        GENTLE BEN'S        865 E            TUCSON            10/10/96
                                    UNIVERSITY
792-8738        GENTLE BEN'S        865 E            TUCSON            10/10/96
                                    UNIVERSITY
792-8756        GENTLE BEN'S        865 E            TUCSON            10/10/96
                                    UNIVERSITY
571-8522        GEORGE'S EXXON      5502 E SPEEDWAY  TUCSON            09/22/87
622-9353        GINS OIL EXPRESS    737 W SPEEDWAY   TUCSON            03/18/96
                                    BLVD
748-9940        GOLDEN CORRAL       4380 E 22ND ST   TUCSON            03/01/95
748-9952        GOLDEN CORRAL       4380 E 22ND ST   TUCSON            03/01/95
294-6803        GRAND MARKET        6250 S 6TH AVE   TUCSON            09/04/90
322-9981        GRANT & SWAN EXXON  4702 E GRANT RD  TUCSON            04/08/88
322-0999        GRANT ROAD CHEVRON  2475 E GRANT RD  TUCSON            04/07/88
322-9985        GRANT ROAD UNOCAL   3825 E GRANT RD  TUCSON            04/25/88
884-8227        GRANTSTONE, INC.    8 W GRANT RD     TUCSON            04/06/88
884-8990        GRANTSTONE, INC.    8 W GRANT RD     TUCSON            04/06/88
292-9958        GUS' LIQUOR         3350 N 1ST AVE   TUCSON            09/26/94
792-8724        GYMIS               3346 S 6TH AVE   TUCSON            01/25/94
741-2972        H & H PAWN SHOP     5410 S 12TH AVE  TUCSON            06/14/88
622-9156        HIMALAYA'S          17 N STONE AVE   TUCSON            05/02/96
882-3982        HOME DEN            2706 N 1ST AVE   TUCSON            07/16/91
885-1262        HOME DEPOT #0465    7150 E BROADWAY  TUCSON            06/01/88
292-9950        HOME DEPOT #0465    4755 N ORACLE    TUCSON            08/30/94
                (BREAK)             RD

   Page No.      6
   11/08/96
                              UNITED PAYPHONE SERVICES, INC.
                                    TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY              INSTALL
NUMBER                                                                 DATE

292-0866        HOME DEPOT #0466    4755 N ORACLE    TUCSON            06/29/87
                                    RD
887-8492        HOME DEPOT #0466    4755 N ORACLE    TUCSON            06/01/88
                                    RD
295-9818        HOME DEPOT #0467    1155 W           TUCSON            08/08/95
                                    IRVINGTON RD
295-9828        HOME DEPOT #0467    1155 W           TUCSON            08/17/95
                                    IRVINGTON RD
295-9830        HOME DEPOT #0467    1155 W           TUCSON            08/17/95
                                    IRVINGTON RD
741-2943        HOWDY MANOR         3210 E BENSON    TUCSON            03/07/88
                                    HWY
322-0910        HRC AUTOMOTIVE      4702 E PIMA      TUCSON            10/14/87
622-9135        IGUANA CAPE         210 E CONGRESS   TUCSON            08/03/93
884-8257        J. J. NEWBERRY'S    1227 W ST        TUCSON            10/04/88
                #1504               MARY'S RD
426-9789        JACK IN THE BOX     1194 E FLORENCE  CASA GRANDE       10/07/96
                                    BLVD
770-8900        JAIME'S BAR         536 N 4TH AVE    TUCSON            07/02/93
770-8901        JAIME'S BAR         536 N 4TH AVE    TUCSON            07/02/93
298-9043        JERRY BOB'S FAMILY  7699 E SPEEDWAY  TUCSON            05/18/94
                REST.               BLVD
884-9096        JERRY'S LEE HO MARKET600 S MYER      TUCSON            06/27/88
881-9390        JIMMY HOLIDAY'S     3146 E GRANT     TUCSON            12/02/94
884-8521        KEG BEER KOUNTRY    2300 S 6TH AVE   TUCSON            10/20/87
792-8814        KING DONUT          150 W GRANT RD   TUCSON            09/16/94
571-9960        KYOTO BOWL #18      6290 E SPEEDWAY  TUCSON            01/17/96
741-7904        LA ESTRELLA BAKERY  5266 S 12TH AVE  TUCSON            09/27/90
882-0493        LA PLACITA VILLAGE  110 S CHURCH     TUCSON            12/10/92
                                    BLD #9
294-7345        LA VILLA MEAT MARKET4562 S 6TH AVE   TUCSON            09/05/90
882-4253        LAMPPOST LIQUORS    1820 N ORACLE    TUCSON            07/16/91
882-5060        LATIN-AMERICAN CLUB 437 E 26TH ST    TUCSON            02/08/95
792-8865        LIMBONG LIQUOR STORE688 W GRANT RD   TUCSON            02/22/95
770-8968        LIZZARRAGA'S        1118 W ST        TUCSON            10/14/93
                                    MARY'S
721-9971        LONG JOHN SILVERS   7120 E BROADWAY  TUCSON            09/05/95
                                    BLVD
748-9921        LONG JOHN SILVERS   4030 E 22ND ST   TUCSON            10/27/95
696-9789        LONG JOHN SILVERS   4105 N ORACLE    TUCSON            12/05/95
                                    RD
889-4024        LOS AMIGOS MEAT     3929 S 12TH AVE  TUCSON            10/06/92
                MARKET #2
741-2922        LOS GRANDES PLAZA   5338 S 12TH AVE  TUCSON            03/02/88
889-2470        LOS GRANDES PLAZA   5338 S 12TH AVE  TUCSON            02/20/92
741-2931        LOUIS MARKET        4009 S 12TH AVE  TUCSON            01/21/88
746-9079        LUCKY WISHBONE      5220 S NOGALES   TUCSON            01/20/95
                                    HWY
751-1559        LUKE'S              8060 E 22ND      TUCSON            08/14/92

   Page No.      7
   11/08/96
                               UNITED PAYPHONE SERVICES, INC.
                                    TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY              INSTALL
NUMBER                                                                 DATE

745-0396        LUKE'S              3910 E 29TH      TUCSON            09/26/92
622-8896        MANDARIN GRILL      505 E GRANT RD   TUCSON            04/29/93
884-8364        MARIA'S RESTAURANT  3530 S 6TH AVE   TUCSON            05/24/88
881-9255        MATRIXX MARKETING   3435 E BROADWAY  TUCSON
                                    BLVD
881-9256        MATRIXX MARKETING   3435 E BROADWAY  TUCSON
                                    BLVD
881-9276        MATRIXX MARKETING   3435 E BROADWAY  TUCSON
                                    BLVD
881-9296        MATRIXX MARKETING   3435 E BROADWAY  TUCSON
                                    BLVD
721-9863        MCDONALD'S          6651 E TANQUE    TUCSON            10/25/94
                                    VERDE
721-9865        MCDONALD'S          6651 E TANQUE    TUCSON            10/25/94
                                    VERDE
298-9983        MCDONALD'S          9490 E GOLF      TUCSON            04/10/95
                                    LINKS
760-9821        MCDONALD'S          8995 E TANQUE    TUCSON            05/16/95
                                    VERDE
295-9932        MCDONALD'S          540 W VALENCIA   TUCSON            09/01/95
                                    RD
295-9959        MCDONALD'S          5225 S PALO      TUCSON            09/20/95
                                    VERDE
 295-9963        MCDONALD'S         5225 S PALO      TUCSON            09/20/95
                                    VERDE
 295-9966        MCDONALD'S         5225 S PALO      TUCSON            09/20/95
                                    VERDE
 746-9547        MEI HEN            1030 E           TUCSON            10/21/96
                                    IRVINGTON
 884-5316        MENLO PARK VIDEOS  914 W CONGRESS   TUCSON            04/10/92
 298-9893        METRO FITNESS      5851 E SPEEDWAY  TUCSON            04/05/95
                                    BLVD
 884-8351        MIDTOWN LIQUORS    339 S STONE AVE  TUCSON            04/20/88
 624-4985        MILLER'S SURPLUS   406 N 6TH AVE    TUCSON            03/19/92
 426-9625        MILO'S DISCOUNT    201 E 2ND ST     CASA GRANDE       06/12/95
                 LIQUOR
 573-7196        MISSIONDALE PALMS  180 W VALENCIA   TUCSON            07/10/91
                 APTS.
 573-7197        MISSIONDALE PALMS  180 W VALENCIA   TUCSON            07/10/91
                 APTS.
 571-8535        MUSIC BOX LOUNGE   6951 E 22ND ST   TUCSON            03/17/88
 792-8718        N.Y.C. INC.        95 N PARK AVE    TUCSON            08/24/94
 323-3898        NEON MOON          5150 E SPEEDWAY  TUCSON            04/20/88
                                    BLVD
 884-8182        NEW EMPIRE FOOD    526 E 9TH ST     TUCSON            05/25/88
                 MARKET
 792-8754        NIGHT SHIFT BAR    744 W GRANT      TUCSON            11/18/94
 888-9299        OLD AMERICA STORE  #66 290 W FT.    TUCSON            07/21/92
                                    LOWELL

   Page No.        8
   11/08/96
                         UNITED PAYPHONE SERVICES, INC.
                                TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY              INSTALL
NUMBER                                                                 DATE

487-2844        ONE STOP MARKET     706 HIGHWAY 77  MAMMOTH            08/19/88
825-1168        ORACLE JUNCTION     MSR BOX-851     CATALINA           06/22/88
                CARRYOUT
881-9378        ORIGINAL HAMBURGER  3102 E GRANT RD TUCSON             03/25/94
                STAND
295-9871        ORIGINAL HAMBURGER  625 W AJO WAY   TUCSON             03/31/94
                STAND
791-9692        OVER PASS CAFE      1423 W MIRACLE  TUCSON             08/13/93
                                    MILE
792-8842        PACK-EM INN         22 W DRACHMAN   TUCSON             05/05/94
296-8069        PANTANO TURBO WASH  1170 N PANTANO  TUCSON             10/17/96
                                    RD
792-8796        PARAGON             144 W LESTER    TUCSON             07/21/95
298-9026        PARKS' UNOCAL 76    6760 E TANQUE   TUCSON             02/09/95
                                    VERDE
323-9906        PAVILLION AT ELCON  3695 E BROADWAY TUCSON             12/15/93
                                    BLVD
323-9908        PAVILLION AT ELCON  3695 E BROADWAY TUCSON             12/15/93
                                    BLVD
882-7995        PAYLESS CASHWAYS    2901 S 4TH AVE  TUCSON             07/08/87
575-0113        PAYLESS CASHWAYS    6421 N          TUCSON             06/09/87
                                    THORNYDALE
722-0125        PAYLESS CASHWAYS    7501 E 22ND ST  TUCSON             07/23/87
682-8983        PICTURE ROCK CAFE   6575 N SANDARIO AVRA VALLEY        09/01/93
884-7141        PIONEER PLAZA       100 N STONE     TUCSON             07/19/93
575-9758        PITTMAN'S UNOCAL    6401 N ORACLE   TUCSON             04/25/88
                                    RD
770-1790        PONDEROSA BAR       919 E 37TH ST   TUCSON             03/11/93
881-9376        PRONTO              2955 E SPEEDWAY TUCSON             01/25/94
884-8211        QUEEN DONUT         1108 W ST       TUCSON             03/31/88
                                    MARY'S RD
721-9750        REDDINGTON PLAZA    5829 E SPEEDWAY TUCSON             03/22/94
745-5512        RESEARCH CORP       101 N WILMOT    TUCSON             08/21/92
                TECHNOLOGY
426-9783        RICO DONUTS         611 E FLORENCE  CASA GRANDE        03/13/95
                                    BLVD
622-8947        RILLITO MOBIL HOME  521 W RILLITO   TUCSON             05/19/93
                PARK
323-3905        RIVER POINT         4175 E FT       TUCSON             06/02/88
                APARTMENTS          LOWELL
295-9905        RODOLFO'S MEXICAN   1708 W AJO WAY  TUCSON             09/06/95
                FOOD
881-8781        SAN CLEMENTE SHOPPING3827 E BROADWAYTUCSON             10/21/94
                CTR                  BLVD
385-2596        SAN MANUEL CAFE     143 8TH AVE     SAN MANUEL         05/04/88
573-0944        SANTA FE BAR & GRILL7130 S NOGALES  TUCSON             01/29/88
                                    HWY
889-2416        SANTA FE BAR & GRILL7130 S NOGALES  TUCSON             11/05/91
                                    HWY

    Page No.       9
    11/08/96
                                 UNITED PAYPHONE SERVICES, INC.
                                        TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS         CITY               INSTALL
NUMBER                                                                 DATE

295-9878        SANTA FE BAR & GRILL7130 S NOGALES  TUCSON             12/20/94
                                    HWY
298-9042        SCHLOTZSKY'S        6301 E BROADWAY TUCSON             05/05/94
                                    BLVD
881-9568        SENOR SAMMY'S       2500 E 6TH ST   TUCSON             11/19/94
884-8375        SPARKLE CLEANERS    16 W DRACHMAN   TUCSON             04/28/88
327-8495        SPEEDWAY OUTLET     5421 E SPEEDWAY TUCSON             05/23/91
770-8971        STONEWALL EAGLE     2921 N 1ST AVE  TUCSON             12/29/93
294-1203        SUAVECITO BAR       4802 S 12TH AVE TUCSON             09/07/90
298-9035        SUNRISE PLACE       7189 E SPEEDWAY TUCSON             12/30/95
                                    BLVD
298-9046        SUNRISE PLACE       7189 E SPEEDWAY TUCSON             12/30/95
                                    BLVD
881-9569        SWAN CREST APARTMENTS1060 N SWAN    TUCSON             02/23/96
881-9343        TACOS DON JUAN      3601 E BROADWAY TUCSON             11/22/93
620-1742        TANIA'S RESTAURANT  614 N GRANDE    TUCSON             02/01/91
                                    AVE
721-9847        TANQUE VERDE PLAZA  2500 N PANTANO  TUCSON             01/19/96
                                    RD
571-9943        TERRITORIAL TAVERN  3727 S PALO     TUCSON             11/24/93
                                    VERDE
881-9203        TERRY & ZEKE'S      4603 E SPEEDWAY TUCSON             09/21/93
682-9833        THE WATERHOLE       16540 W AVRA    MARANA
                VALLEY
298-9894        THIRSTY'S           2422 N PANTANO  TUCSON             10/25/95
                NEIGHIBORHOOD G&B   RD
792-8867        THRIFT WASH         204 E FT LOWELL TUCSON             01/12/95
792-8790        THRIFT WORLD        502 W AJO WAY   TUCSON             07/24/95
884-8957        TIME MARKET         444 E           TUCSON             05/13/88
                                    UNIVERSITY BLV
622-8924        TIME MARKET         444 E           TUCSON             08/11/94
                                    UNIVERSITY BLV
881-9571        TOKYO RICE BOWL     2807 N CAMPBELL TUCSON             04/11/96
                                    AVE
721-9752        TONY ROMA'S         750 N KOLB      TUCSON             05/21/93
690-9951        TONY ROMA'S         4620 N ORACLE   TUCSON             05/21/93
                                    RD
571-6446        TONY'S ITALIAN DELI 6221 E 22ND ST  TUCSON             10/26/92
571-8550        TUCSON BOWL         7020 E 21ST ST  TUCSON             02/08/95
578-2599        TUCSON MNTN TRADING 3864 S KINNEY   TUCSON             01/22/88
                POST                RD
741-2960        TUCSON PARK HOLIDAY 4619 S PARK AVE TUCSON             12/21/88
                LAUND
298-9907        TUCSON SPORTS & REC 7255 E BROADWAY TUCSON             04/18/95
                                    BLVD
884-8261        TUCSONIAN APARTMENTS1240 N 7TH      TUCSON             05/05/88
622-8899        U WASH E Z          146 S 4TH AVE   TUCSON             01/16/95
620-6725        U. OF A. LIQUORS    1002 E 6TH ST   TUCSON             09/26/90
721-9754        UNICORN SPORTS LOUNGE8050 E 22ND ST,TUCSON             06/07/95
                                     #118

   Page No.      10
   11/08/96
                              UNITED PAYPHONE SERVICES, INC.
                                    TUCSON, ARIZONA

TELEPHONE       LOCATION            ADDRESS          CITY              INSTALL
NUMBER                                                                 DATE

682-9982        VALLEY OF THE SUN   13377 N          MARANA            03/12/93
                                    SANDARIO RD
884-8301        VIDA SERENA         2835 N STONE     TUCSON            07/06/88
882-9532        VIDA SERENA         2835 N STONE     TUCSON            11/25/91
792-8884        VIDA SERENA         2835 N STONE     TUCSON            07/26/95
571-9407        VILLA DEL SOL APT.  6775 E GOLF      TUCSON            06/09/88
                                    LINKS
575-9840        VIVIANIS CAFE      3684 W ORANGE     MARANA            01/14/94
                                   GROVE
741-2932        WALTER'S SUPERMARKET4425 S 6TH AVE   TUCSON            01/21/88
792-8721        WEST GRANT RD. EXXON1306 W GRANT RD  TUCSON            01/25/95
792-8728        WEST GRANT RD. EXXON1306 W GRANT RD  TUCSON            01/25/95
745-9955        WESTWOOD RESIDENTIAL5400 E WILLIAMS  TUCSON            09/22/95
                                    BLVD
881-9370        WHEEL DONUT        3860 E PIMA       TUCSON            02/01/94
298-9806        WILMOT PLAZA       6305 E BROADWAY   TUCSON            05/25/88
298-9016        WILMOT PLAZA       6305 E BROADWAY   TUCSON            05/06/93
628-7522        WORLD GYM          1240 N STONE      TUCSON            09/13/88

                                     EXHIBIT "A-5"
                                  PERSONAL PROPERTY

                                    EXHIBIT A
                                PERSONAL PROPERTY
PHOENIX:
1       TOSHIBA STRATA DK 16 PHONE SYSTEM
7    TOSHIBA DESK PHONES
7    TOSHIBA DISPLAY PHONES
1       REGENCY ALARM SYSTEM
1       CDS SERVER COMPUTER WITH BATTERY BACK-UP
3       CDS COMPUTERS NODES FOR SERVER
3    DESKJET 540 PRINTERS
1    RICOH FT 4022 COPIER (LEASED)
6    FILE CABINETS (TAN)
5       PANASONIC PRINTERS
1       NEC PRINTER
4    COINNET COMPUTERS FOR POLLING
1    PROTEL COMPUTER
4    GRAY SECRETARY DESKS
5       FOLDING TABLES
5       MANAGER'S CHAIRS
7    MISC CHAIRS
1    VERTICAL FILE CABINET (GRAY)
1       COMPUTER STAND (GRAY)
1       PRINTER STANDS (GRAY)
1    OKIDATA PRINTER
1    8 FT CONFERENCE TABLE
6    CONFERENCE CHAIRS
2       CREDENZAS (BROWN)
1    HEWLETT-PACKARD FAX-950
1       PITNEY BOWES SCALE
1    PITNEY BOWES E 510 POSTAGE METER MACHINE (LEASED)
2       PITNEY BOWES FOLDING MACHINES
1    BASE STATION RADIO WITH POWER SUPPLY
1       CREDENZA (GRAY)
2       IBM SELECTRIC III TYPEWRITERS
1    BROWN DESK WITH RETURN
2       GREEN CHAIRS
1       BROTHER TYPEWRITER
1    BROWN DESK (TECH OFFICE)
1    BROWN CREDENZA (TECH OFFICE)
1    OAK COMPUTER STAND
2       OAK PRINTER STANDS
1       KITCHEN TABLE WITH 4 CHAIRS
1    PANASONIC MICROWAVE OVEN
1    ROPER REFRIGERATOR
1    BLACK CABINET
3    STEEL CABINETS

1       TEST COMPUTER
2       TEST BENCHES
2       METAL SHELVES
2       BAR STOOLS
1       BROWN CREDENZA
4    RAND-HELD RADIOS
5       BATTERY CHARGES FOR RADIOS
1       FORT KNOX SAFE
8    KEY CABINETS
2       MAGNER COIN COUNTER
6    COIN BOX CARRIERS
2       TAN STEEL DESKS
1       CUMMINS JET SORT

----------------------------------------------------------------

TUCSON:
1       BRANDT COIN COUNTER
1       CUMMINS JET SORTER
1       PANASONIC COPIER
2       PANASONIC PRINTERS
2       COINNET COMPUTERS
4       PANASONIC OFFICE PHONES
1       FILE CABINET
1       CANNON SAFE
2       OFFICE CHAIRS
1       HEWLETT-PACKARD FAX 700
1    FUJITSU FAX
2       DESKS

                              EXHIBIT "A-6"
                              PREPAID ITEMS

                               EXHIBIT A6
                             PRE-PAID ITEMS
PHOENIX:
SKY HARBOR BUSINESS PARK (RENT) - $3,216.00
TUCSON:
EXCHANGE PLACE (RENT) - $853.63

                              EXHIBIT A7
                           EXCLUDED ASSETS
  1984 Olds Delta 88 (Vin #IG3AY37YXEM799456)

DAVE WESTFERE'S COMPLETE OFFICE:
DESK
CREDENZA AND HUTCH
BOOKCASE
WRITING DESK
H-P FAX 700
LEATHER LOVESEAT
SPORTS MEMORABILIA
CHAIR
1 COMPUTER
1 H-P SCAN JET

RAMONA  WESTFERE'S OFFICE:
1 COMPUTER
1  H-P DESKJET 540 PRINTER
1  EPSON PRINTER
2  FILE CABINETS
1  PANASONIC KX-E500
3  CHAIRS
1  MIRROR
4  PICTURES
ALL FLORAL AND VARIOUS DECORATIONS
1 BOSTON PAPER SHREDDER
I RCA TELEVISION

ALL TOOLS OWNED BY DAVE WESTFERE

ALL HAND-CRAFTED FLORAL ARRANGEMENTS

BUTCHER BLOCK (FROM KITCHEN)